As filed with the Securities and Exchange Commission on April 22, 1997

                                                     Registration No. 33-76018
                                                     Registration No. 811-4536

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 7 TO
                             REGISTRATION STATEMENT
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

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       Variable Life Account B of Aetna Life Insurance and Annuity Company

                    Aetna Life Insurance and Annuity Company

            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56

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                            Susan E. Bryant, Counsel
                    Aetna Life Insurance and Annuity Company
            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56
                (Name and Complete Address of Agent for Service)

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It is proposed that this filing will become effective:

        [X]     on May 1, 1997 pursuant to paragraph (b) of Rule 485


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of securities under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for the fiscal year ended December 31, 1996 on February 28, 1997.

                             VARIABLE LIFE ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

                        Post-Effective Amendment No. 7 to
                       Registration Statement on Form S-6
                              Cross Reference Sheet



Form N-8B-2
 Item No.                        Part I (Prospectus)
-----------                      -------------------

     1        Cover Page; The Separate Account; The Company

     2        Cover Page; The Separate Account; The Company

     3        Not Applicable

     4        Cover Page; Additional Information - Distribution of the Policies

     5        Cover Page; The Separate Account; The Company

     6        The Separate Account; The Company

     7        Not Applicable

     8        Financial Statements

     9        Additional Information - Legal Matters

    10        Charges and Fees; Policy Choices; Policy Values; Policy Rights;
              Additional Information - Right to Instruct Voting of Fund Shares; Policy Choices

    11        Allocation of Premiums; Policy Choices

    12        Cover Page; Allocation of Premiums - The Funds

    13        Charges and Fees; Additional Information - Distribution of the
              Policies

    14        Policy Summary; Miscellaneous Policy Provisions

    15 Policy Summary; Allocation of Premiums; Policy Choices - Premium Payments; Policy Values

    16        Policy Summary; Allocation of Premiums - The Funds; Policy Values

Form N-8B-2
 Item No.                        Part I (Prospectus)
-----------                      -------------------

    17        Policy Rights

    18 Policy Choices; Policy Rights - Policy Loans: Preferred and Nonpreferred; Tax Matters

    19        Additional Information - Reports to Policy Owners; Records and
              Accounts

    20        Not Applicable

    21        Policy Rights - Policy Loans

    22        Not Applicable

    23        Directors and Officers

    24        Not Applicable

    25        The Separate Account; The Company

    26        Charges and Fees

    27        The Company

    28        Directors and Officers

    29        The Company

    30        Not Applicable

    31        Not Applicable

    32        Not Applicable

    33        Not Applicable

    34        Not Applicable

    35        Additional Information - The Registration Statement

    36        Not Applicable

    37        Not Applicable

    38        Additional Information - Distribution of the Policies

Form N-8B-2
 Item No.                        Part I (Prospectus)
-----------                      -------------------

    39        See Item 25

    40        See Item 26

    41        See Item 27

    42        See Item 28

    43        Financial Statements

    44        Policy Values; Financial Statements

    45        Not Applicable

    46        The Separate Account; Policy Values

    47        The Separate Account Policy Choices; Policy Values

    48        Not Applicable

    49        Not Applicable

    50        The Separate Account

    51        Not Applicable Cover Page; Policy Choices

    52 The Separate Account; Charges and Fees - Fund Additions, Deletions or Substitutions

    53        Tax Matters

    54        Not Applicable

    55 Illustrations of Death Benefit, Total Account Values and Cash Surrender Values

    56        Not Applicable

    57        Not Applicable

    58        Not Applicable

    59        Financial Statements

Variable Life Account B


Aetna Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, Connecticut 06156
(800) 334-7586

Prospectus Dated May 1, 1997


The Flexible Premium Variable Life Insurance Policy


The policies offered in connection with this Prospectus are AetnaVest Plus, a variable universal life insurance policy ("Policy") offered by Aetna Life Insurance and Annuity Company (the "Company"). This Policy is intended to provide life insurance benefits, and is designed to allow flexible premium payments, a choice of underlying funding options, and a choice of two death benefit options. Your policy's cash value may vary with the investment performance of the underlying funding options you choose. Although policy values may vary, the Policy can be guaranteed to stay in force through the Guaranteed Death Benefit Provision. Policy cash value may be used to continue your policy in force, may be borrowed within certain limits, and may be fully or partially surrendered (subject to a surrender charge).


You may also choose to select one of the annuity settlement options upon Maturity of the Policy, or, prior to Maturity of the Policy, you may apply the value of your Policy (minus any applicable surrender charges and the amount necessary to repay any loans in full), to one of the annuity settlement options. Upon death of the Insured, the beneficiary will be paid
(a) the value of the Death Benefit Option in one lump sum, or (b) under one of the annuity settlement options.

The Policy has a Free-Look Period during which you may return it to the Company's Home Office for a refund. The refund may be more or less than the premiums paid. (See "Right to Examine the Policy.")


It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with an AetnaVest Plus Policy.

This Prospectus is intended to describe the variable options used to fund this Policy through Variable Life Account B (the "Separate Account"). The variable funding options currently available through the Separate Account are as follows:
Aetna Variable Fund; Aetna Income Shares; Aetna Variable Encore Fund; Aetna Investment Advisers Fund, Inc.; Aetna Generation Portfolios, Inc.--Aetna Ascent Variable Portfolio, Aetna Crossroads Variable Portfolio and Aetna Legacy Variable Portfolio; Aetna Variable Portfolios, Inc.--Aetna Variable Index Plus Portfolio; Alger American Fund--Alger American Small Capitalization Portfolio; American Century Variable Portfolios, Inc.--American Century VP Capital Appreciation (formerly "TCI Growth"); Fidelity's Variable Insurance Products Fund--Equity-Income Portfolio; Fidelity's Variable Insurance Products Fund II--Contrafund Portfolio; Janus Aspen Series--Aggressive Growth Portfolio, Balanced Portfolio, Growth Portfolio, Short-Term Bond Portfolio and Worldwide Growth Portfolio; and Scudder Variable Life Investment Fund--International Portfolio Class A Shares (collectively, the "Funds"). Unless specifically mentioned, this Prospectus only describes the variable investment options. Not all Funds may be available under all Policies or in all jurisdictions. The Statement of Additional Information ("SAI") for any of the Funds may be obtained by calling (800) 334-7586.


Please read this Prospectus carefully and retain it for future reference.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


THIS PROSPECTUS AND OTHER INFORMATION ABOUT VARIABLE LIFE ACCOUNT B REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

 Definitions                                                            v
Policy Summary                                                          1
The Separate Account                                                    1
Allocation of Premiums                                                  2
  The Funds                                                             2
  Mixed and Shared Funding                                              4
  Fixed Account                                                         4
Charges and Fees                                                        5
  Premium Load                                                          5
  Charges and Fees Assessed Against the Total Account Value             5
  Charges and Fees Associated with the Variable Funding Options         6
  Charges Assessed Against the Underlying Funds                         7
  Surrender Charge                                                      8
  Surrender Charges on Full and Partial Surrenders                      8
Policy Choices                                                          9
  Death Benefit                                                         9
  Guaranteed Death Benefit Provision                                    9
  Premium Payments                                                     10
  Transfers and Allocations to the Funding Options                     11
  Telephone Transfers                                                  11
  Automated Transfers (Dollar Cost Averaging)                          12
Policy Values                                                          12
  Total Account Value                                                  12
  Accumulation Unit Value                                              13
  Maturity Value                                                       13
  Cash Surrender Value                                                 13
Policy Rights                                                          13
  Partial Surrenders                                                   13
  No-Lapse Coverage Provision                                          14
  Reinstatement of a Lapsed Policy                                     14
  Policy Loans: Preferred and Nonpreferred                             15
  Policy Changes                                                       16
  Right to Examine the Policy                                          16
Death Benefit                                                          17
Policy Settlement                                                      17
  Settlement Options                                                   17
  Calculation of Settlement Payments                                   19
Special Plans                                                          20
The Company                                                            20
Directors and Officers                                                 21
Additional Information                                                 23
  Reports to Policy Owners                                             23
  Right to Instruct Voting of Fund Shares                              23
  Disregard of Voting Instructions                                     24
  State Regulation                                                     24
  Legal Matters                                                        24
  The Registration Statement                                           25
  Distribution of the Policies                                         25
  Records and Accounts                                                 25

  Independent Auditors                                                 25
Tax Matters                                                            26
  General                                                              26
  Federal Tax Status of the Company                                    26
  Life Insurance Qualification                                         26
  General Rules                                                        27
  Modified Endowment Contracts                                         27
  Diversification Standards                                            28
  Investor Control                                                     28
  Other Tax Considerations                                             28
Miscellaneous Policy Provisions                                        29
  The Policy                                                           29
  Payment of Benefits                                                  29
  Age and Sex                                                          29
  Incontestability                                                     29
  Suicide                                                              29
  Coverage Beyond Maturity                                             30
  Protection of Proceeds                                               30
  Nonparticipation                                                     30
Illustrations of Death Benefit, Total Account Values
  and Cash Surrender Values                                            31
Financial Statements of the Separate Account                          S-1
Financial Statements of the Company                                   F-1

Definitions

Accumulation Unit: A unit used to measure the value of a Policyowner's interest in each applicable funding option used to calculate the value of the variable portion of the Policy before election of a Settlement Option.

Additional Premiums:  Any premium paid in addition to Planned Premiums.

Amount at Risk: The Death Benefit before subtraction of outstanding loans, if any, divided by 1.0036748, minus the Total Account Value.

Annuitant:  A person who receives annuity payments.

Annuity:  A series of payments for life or for a definite period.

Attained Age: The Issue Age of the insured increased by the number of Policy Years elapsed.

Basic Premium: The amount of premium which must be paid to assure that the Policy remains in force for at least five years after issue, assuming there have been no loans or surrenders.

Cash Surrender Value: The amount a Policy Owner can receive in cash by surrendering the Policy. This equals the Total Account Value minus the applicable surrender charge and the amount necessary to repay any loans in full.

Cost of Insurance: The portion of the Monthly Deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges.

Death Benefit: The amount payable to the beneficiary in accordance with the Death Benefit Option elected, upon the death of the Insured, after deduction of the amount necessary to repay any loans in full, and overdue deductions.

Death Benefit Option:  Either of two methods for determining the Death
Benefit.

Fixed Account: The fixed interest option offered under the Policy that guarantees principal and a minimum interest rate of 4.5% per year.

Fixed Account Value: The non-loaned portion of this Policy's Total Account Value attributable to the non-variable portion of the Policy. The Fixed Account Value is held in the General Account.

Fund(s): One or more of the underlying funding options available under the Policy (as described in this Prospectus). Each of the Funds is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Policy.

General Account: The Company's general asset account, in which assets attributable to the non-variable portion of Policies are held, i.e., the Loan Account Value, and the Fixed Account Value.

Grace Period: The 61-day period beginning on the Monthly Deduction Day on which the Policy's Cash Surrender Value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless a sufficient payment described in the notification letter is received by the Company.

Guaranteed Death Benefit Premium: A specified premium that, if paid, will keep the Policy in force to attained age 80 or 100, even if the cash value is insufficient to cover current monthly deductions.

Home Office: The Company's principal executive offices, located at 151 Farmington Avenue, Hartford, Connecticut 06156.

Insured:  The person on whose life the Policy is issued.

Issue Age: The Insured's age on his/her birthday on or prior to the Policy's Issue Date.

Issue Date: The effective date of initial coverage. The Date of Issue and the effective date for any change in coverage will be the Date of Coverage Change shown in Supplemental Policy Specifications which will be sent to you. Coverage is conditional on payment of the first premium, if required, and issue of the Policy as provided in the application.

Loan Account Value: The sum of all unpaid loans (Preferred and Nonpreferred). The amount necessary to repay all loans in full is the Loan Account Value plus any interest accrued since the last Policy anniversary. Such interest is payable in order to discharge any policy indebtedness.

Maturity Date: The Issue Date anniversary on which the Insured reaches Attained Age 100 and the Policy is considered matured.

Maturity Value: The Total Account Value on the Maturity Date, less the amount necessary to repay any loans in full if the Guaranteed Death Benefit Provision is not in effect. Otherwise, the greater of the Total Account Value and the Specified Amount on the Maturity Date, less the amount necessary to repay any loans in full.

Monthly Deduction: The Monthly Deduction from the Total Account Value which includes the Cost of Insurance, charges for supplemental riders or benefits, and an administrative expense charge.

Monthly Deduction Day:  The day that the Monthly Deduction is actually taken.

Net Premium:  The premium paid, less the premium load.

Nonpreferred Loan: Loans taken in the first ten Policy Years, and beginning in the eleventh Policy Year, loans taken in excess of the Preferred Loan Amount.

Planned Premium: The amount of premium the Policy Owner chooses to pay the Company on a scheduled basis. This is the amount for which the Company sends a bill.

Policy: The life insurance contract described in this Prospectus, under which flexible premium payments are permitted and the Death Benefit and contract values may vary with the investment performance of the funding option(s) selected.

Policy Owner:  The owner of the Policy, referred to as "you."

Policy Year: Each twelve-month period, beginning on the Issue Date, during which the Policy is in effect.

Preferred Loan Amount: A portion of the maximum loan amount available beginning in the eleventh Policy Year, for a loan, at no net cost to the Policy Owner. The preferred loan is the amount taken.

Separate Account: Variable Life Account B (and Variable Annuity Account B when referring to a Settlement Option).

Separate Account Value: The portion of the Total Account Value attributable to Variable Life Account B.

Settlement Option(s): Several ways in which a beneficiary may receive Annuity payments due from a Death Benefit, or which the Insured may choose to receive Annuity payments from the Cash Surrender Value of the Policy.

Settlement Option Units: A measure of the net investment results of the investment options used to calculate the amount of the Settlement Option payments.

Specified Amount: The amount (at least $100,000), originally chosen by the Policy Owner, used in determining the Death Benefit. It is initially equal to the Death Benefit. The Specified Amount may be increased or decreased as described in this Prospectus.

Surrender Charge: The amount retained by the Company, upon the full or partial surrender of the Policy.

Total Account Value: The sum of the Fixed Account Value, Separate Account Value and the Loan Account Value.


Valuation Period: The period of time from when the Company determines the Accumulation Unit Value and Settlement Option Unit Value of a variable investment option until the next time it determines such unit value. Currently, the calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.


Valuation Reserve: A reserve established pursuant to the insurance laws of Connecticut to measure voting rights during the settlement option period and the value of a commutation right, if available, under Settlement Option 2 when elected on a variable basis.

Variable Life Account B: A Separate Account of the Company established for the purpose of segregating assets attributable to the variable portion of life insurance contracts from other assets of the Company. It is organized as a unit investment trust.

Policy Summary

This is a flexible premium variable universal life insurance policy. This Policy provides that cash values may be either fixed or variable or a combination of fixed and variable.

At the time of purchase, you must choose between the two Death Benefit Options and decide if you want the Guaranteed Death Benefit Provision. The amount payable under either option will be determined as of the date of the Insured's death. Under Option 1, the Death Benefit will be the greater of the Specified Amount, or the applicable percentage of the Total Account Value. Under Option 2, the Death Benefit will be the greater of the Specified Amount plus the Total Account Value, or the applicable percentage of the Total Account Value. (See "Death Benefit.")

The Policy also offers a Guaranteed Death Benefit Provision (not available in New York) which ensures that the Policy will stay in force even if the cash value is insufficient to cover the current monthly deductions due to fund performance. Sufficient premiums must be paid in order to maintain a Guaranteed Death Benefit to Age 80 or 100. (See "Guaranteed Death Benefit Provision.")

At the time of purchase, you must also choose the amount of premium you intend to pay. You may vary premium payments to some extent and still keep your Policy in force. However, sufficient premiums must be paid to continue the Policy in force. Premium reminder notices will be sent for planned premiums and for premiums required to continue this Policy in force. If this Policy lapses it may be reinstated. (See "Reinstatement of a Lapsed Policy.")

Finally, you must choose how to allocate Net Premiums. Net Premiums allocated to the Separate Account must be allocated to one or more Funds, and allocations must be in whole percentages. The variable portion of this Policy is supported by the Funds you choose. The cash value in each Fund is not guaranteed and will vary with the investment performance of that Fund.

If the Fixed Account is selected, the Fixed Account Value will accumulate at rates of interest we determine. Such rates will not be less than 4.5% a year.

Proceeds as described in this Policy will be paid upon surrender, maturity, or death of the Insured.


The Separate Account


The Separate Account established for the purpose of providing Variable Options to fund the Policy is Variable Life Account B. Amounts allocated to the Separate Account are invested in the Funds. Each of the Funds is an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Funds currently available under the Separate Account, including their investment objectives and their investment advisers, are described briefly in this Prospectus. Complete descriptions of the Funds' investment objectives and restrictions and other material information relating to an investment in the Funds are contained in the prospectuses for each of the Funds which are delivered with this Prospectus.


Variable Life Account B was established pursuant to a June 18, 1986 resolution of the Board of Directors of the Company. Under Connecticut Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Funds with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Funds held in the Separate Account. Ownership of Fund shares is documented on the books and records of the Funds and of the Company for the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the SEC of the Separate Account or the Company's management or investment practices or policies. The Company does not guarantee the Separate Account's investment performance.


Allocation of Premiums


You may allocate all or a part of your Net Premiums to the Funds currently available through the Separate Account in connection with this Policy or to the Fixed Account (part of the Company's General Account). Not all Funds are available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Contract and in compliance with regulatory requirements. We reserve the right to limit the total number of Funds you may elect to 17 over the lifetime of the Policy.

The investment results of the Funds, whose investment objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Except where otherwise noted, all of the Funds are diversified, as defined in the Investment Company Act of 1940.


The Funds

[bullet] Aetna Variable Fund seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks.(1)

[bullet] Aetna Income Shares seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.(1)

[bullet] Aetna Variable Encore Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in this Fund is neither insured nor guaranteed by the U.S. Government.(1)


[bullet] Aetna Investment Advisers Fund, Inc. is a managed fund which seeks to maximize investment return consistent with reasonable safety of principal by investing in one or more of the following asset classes: stocks, bonds and cash equivalents based on the Company's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Ascent Variable Portfolio seeks to provide capital appreciation by allocating its investments among equities and fixed income securities. The Portfolio is managed for investors who generally have an investment horizon exceeding 15 years, and who have a high level of risk tolerance. See the Fund's prospectus for a discussion of the risks involved.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Crossroads Variable Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized) by allocating its investments among equities and fixed income securities. The Portfolio is managed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Legacy Variable Portfolio seeks to provide total return consistent with preservation of capital by allocating its investments among equities and fixed income securities. The Portfolio is managed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Variable Index Plus Portfolio seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500.(1)

[bullet] Alger American Fund--Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of such securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") and the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. As of March 31, 1997, the range of market capitalization of the companies in the Russell Index was $10 million to $1.94 billion; the range of market capitalization of the companies in the S&P Index at that date was $32 million to $2.58 billion. The combined range was $10 million to $2.58 billion.(2)

[bullet] American Century Variable Portfolios, Inc.--American Century VP Capital
         Appreciation (formerly TCI Portfolios, Inc.--TCI Growth) seeks capital growth. The Fund seeks to achieve its objective by investing in common stocks (including securities convertible into common stocks) and other securities that meet certain fundamental and technical standards of selection and, in the opinion of the Fund's investment manager, have better than average potential for appreciation.(3)

[bullet] Fidelity Investments' Variable Insurance Products Fund--Equity-Income
         Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation.(4)

[bullet] Fidelity Investments' Variable Insurance Products Fund II--Contrafund
         Portfolio seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are undervalued or out-of-favor.(4)

[bullet] Janus Aspen Series--Aggressive Growth Portfolio is a non-diversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index, which as of December 30, 1996 included companies with capitalizations between approximately $192 million and $6.5 billion, but which is expected to change on a regular basis.(5)

[bullet] Janus Aspen Series--Balanced Portfolio seeks long-term capital growth consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential.(5)

[bullet] Janus Aspen Series--Growth Portfolio seeks long-term growth of capital consistent with the preservation of capital. The Portfolio pursues its investment objective by investing in common stocks of a large number of issuers of any size.(5)

[bullet] Janus Aspen Series--Short-Term Bond Portfolio seeks as high a level of current income as is consistent with preservation of capital. The Portfolio pursues its investment objective by investing primarily in short- and intermediate-term fixed income securities.(5)

[bullet] Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital consistent with the preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers.(5)

[bullet] Scudder Variable Life Investment Fund-International Portfolio Class A
         Shares seeks long term growth of capital primarily through diversified holdings of marketable foreign equity investments.(6)


Investment Advisers of the Funds:


 (1) Aetna Life Insurance and Annuity Company (adviser);

      Aeltus Investment Management, Inc. (sub-adviser)

 (2) Fred Alger Management, Inc.

 (3) American Century Investment Management, Inc.

 (4) Fidelity Management & Research Company

 (5) Janus Capital Corporation

 (6) Scudder, Stevens & Clark, Inc.

Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the current prospectuses of the Funds for a discussion of the risks associated with an investment in those Funds. More comprehensive information, including a discussion of potential risks, and more complete information about their investment policies and restrictions is found in the current prospectus for each Fund which is distributed with and accompanies this Prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for each of the Funds can be obtained from the Company's Home Office at the address and telephone number listed on the cover of this Prospectus.


Mixed and Shared Funding
Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.


Fixed Account
Interests in the Fixed Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended. However, disclosure in this Prospectus regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

   The Fixed Account is a fixed funding option available under the Policy. The Company guarantees a minimum interest rate on amounts in the Fixed Account and assumes the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Funds does not affect the Fixed Account Value.

   The Fixed Account is secured by the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in separate accounts sponsored by the Company or its affiliates. The Company will invest the assets of the Fixed Account in those assets chosen by the Company, as allowed by applicable law. Investment income of such Fixed Account assets will be allocated by the Company between itself and those policies participating in the Fixed Account.

   Amounts held in the Fixed Account are guaranteed and will be credited with interest at rates of not less than 4.5% per year. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.



Charges & Fees

Premium Load

A deduction, currently 3.5% of each premium payment (guaranteed to be no higher than 6%), will be made to cover the premium load. This load represents average applicable state premium taxes (ranging up to 4%) as well as administrative expenses and federal income tax liabilities.

Charges and Fees Assessed Against the Total Account Value

A Monthly Deduction is made from the Total Account Value. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance depends on the Attained Age, risk class of the Insured, the Specified Amount of the Policy and in all states except Massachusetts and Montana, sex of the Insured.

Once a Policy is issued, Monthly Deductions, including Cost of Insurance charges, will be charged as of the Issue Date, even if the Issue Date is earlier than the date the application is signed (see "Premium Payments"). If the Policy's issuance is delayed due to underwriting requirements, the charges will not be assessed until the underwriting is complete and the application for the policy is approved. Cost of Insurance charges will be in amounts based on the Specified Amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period is for a lesser amount. If we decline an application, we will refund the full premium payment made.

The Monthly Deduction also includes a monthly administrative expense charge of $20 during the first Policy Year and $7 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs.

The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating Accumulation Units and withdrawing the value of the liquidated Accumulation Units from each funding option in the same proportion as their respective values have to your Fixed Account and Separate Account Values. The Monthly Deduction is made as of the same day each month, beginning with the Issue Date.

Charges and Fees Associated with the Variable Funding Options

The Company deducts a daily charge from the assets of Variable Life Account B for mortality and expense risks assumed by it in connection with the Policy. This charge is currently equal to an annual rate of 0.70% of the average daily net assets of the Separate Account. The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies.

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis.


The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses.


The Company also deducts a daily administrative charge equivalent on an annual basis to 0.30% of the average daily net assets of Variable Life Account B to compensate the Company for expenses associated with the administration and maintenance of the Policy. These types of expenses are described above in connection with the monthly administrative charge. The daily administrative charge and the monthly administrative charge work together to cover the Company's administrative expenses. In later years of the Policy, the revenue collected from the daily asset-based charge grows with the Total Account Value to cover increased expenses from Account-based transactional expenses. The charge is guaranteed not to exceed 0.50% of the average daily net assets of the Separate Account on an annual basis.

Charges Assessed Against the Underlying Funds
The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1996:

                                                                           Investment
                                                                        Advisory Fees(1)  Other Expenses   Total Fund
                                                                         (after expense   (after expense     Annual
                                                                         reimbursement)   reimbursement)    Expenses
                                                                       ---------------- ----------------   ------------
Aetna Variable Fund(2)                                                        0.50%            0.06%          0.56%
Aetna Income Shares(2)                                                        0.40%            0.08%          0.48%
Aetna Variable Encore Fund(2)                                                 0.25%            0.10%          0.35%
Aetna Investment Advisers Fund, Inc.(2)                                       0.50%            0.08%          0.58%
Aetna Ascent Variable Portfolio(2)                                            0.60%            0.15%          0.75%
Aetna Crossroads Variable Portfolio(2)                                        0.60%            0.15%          0.75%
Aetna Legacy Variable Portfolio(2)                                            0.60%            0.15%          0.75%
Aetna Variable Index Plus Portfolio(2)                                        0.35%            0.15%          0.50%
Alger American Small Capitalization Portfolio                                 0.85%            0.03%          0.88%
American Century VP Capital Appreciation (formerly "TCI Growth")(3)           1.00%            0.00%          1.00%
Fidelity VIP Equity-Income Portfolio(4)                                       0.51%            0.07%          0.58%
Fidelity VIP II Contrafund Portfolio(4)                                       0.61%            0.13%          0.74%
Janus Aspen Aggressive Growth Portfolio(5)                                    0.72%            0.04%          0.76%
Janus Aspen Balanced Portfolio(5)                                             0.79%            0.15%          0.94%
Janus Aspen Growth Portfolio(5)                                               0.65%            0.04%          0.69%
Janus Aspen Short-Term Bond Portfolio(5)                                      0.47%            0.19%          0.66%
Janus Aspen Worldwide Growth Portfolio(5)                                     0.66%            0.14%          0.80%
Scudder International Portfolio Class A Shares                                0.86%            0.19%          1.05%

(1) Certain of the unaffiliated Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.
(2) The Company provides administrative services to the Fund and assumes the Fund's ordinary recurring direct costs under an Administrative Services Agreement. The new Administrative Services Agreement became effective on may 1, 1996 for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna Ascent Variable Portfolio, Aetna Crossroads Variable Portfolio, and Aetna Legacy Variable Portfolio. Therefore, for these Funds the "Other Expenses" shown are not based on actual figures for the year ended December 31, 1996, but reflect the fee payable under that Agreement. The Administrative Services Agreement was in effect for Aetna Variable Index Plus Portfolio since its inception.
    Effective August 1, 1996, Investment Advisory Fees were increased for Aetna Variable Fund, Aetna Income Shares, Aetna Investment Advisers Fund, Inc., Aetna Ascent Variable Portfolio, Aetna Crossroads Variable Portfolio, and Aetna Legacy Variable Portfolio. The Advisory Fees shown above are not based on actual figures for the year ended December 31, 1996, but reflect the increased Investment Advisory Fees.
(3) The Portfolio's investment adviser pays all expenses of the Portfolio except brokerage commissions, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. These expenses have historically represented a very small percentage (less than 0.01%) of total net assets in a fiscal year.
(4) A portion of the brokerage commissions that certain funds pay was used to reduce expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses would have been 0.56% for Equity-Income Portfolio and 0.71% for Contrafund Portfolio.
(5) The fees and expenses shown above are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1996. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth, and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Fund Annual Expenses would have been 0.79%, 0.04% and 0.83% for Aggressive Growth Portfolio; 0.92%, 0.15% and 1.07% for Balanced Portfolio; 0.79%, 0.04% and 0.83% for Growth Portfolio; 0.65%, 0.19% and 0.84% for Short-Term Bond Portfolio; and 0.77%, 0.14% and 0.91% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Portfolio's Board of Trustees.

For further details on each Fund's expenses, please refer to that Fund's prospectus.

Surrender Charge

If you surrender your Policy (in whole or in part) a surrender charge may apply, as described below.

This charge is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first year administrative costs. The maximum portion of the Surrender Charge applied to reimburse the Company for sales and promotional expense is 30% of the first year's Basic Premium. (Any surrenders may result in tax implications, see "Tax Matters.")

The initial Surrender Charge, as specified in your Policy, is based on the Specified Amount. It also depends on the Insured's age, risk class and in most states, sex of the Insured (except for group arrangements described under "Special Plans"). Once determined, the Surrender Charge will remain the same for five years following the Issue Date. Thereafter, it declines monthly so that beginning sixteen years after the Issue Date (assuming no increases in the Specified Amount) the Surrender Charge will be zero.

If you increase the Specified Amount, a new Surrender Charge will be applicable, in addition to the then existing Surrender Charge. This charge will be determined based on the Insured's Attained Age, risk class, and in most states, sex of the Insured. The Surrender Charge applicable to the increase will be 70% of the Surrender Charge on a new policy whose Specified Amount equals the amount of the increase, and will cover administrative expenses. The additional Surrender Charge will also remain constant for five years from the start of the Policy Year in which the increase occurs, and will decrease to zero by the beginning of the sixteenth year.

If you decrease the Specified Amount while the Surrender Charge applies, the Surrender Charge will remain the same.

Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be charged to and paid by the Company.

Surrender Charges on Full and Partial Surrenders
Full Surrender:

All applicable Surrender Charges are imposed.

Partial Surrender:

A proportional percentage of all Surrender Charges is imposed. The proportional percentage is the amount of the net partial surrender divided by the sum of the Fixed Account Value and the Separate Account Value less full Surrender Charges. When a partial surrender is made, any applicable remaining Surrender Charges will be reduced in the same proportion. A transaction charge of $25 or 2% of the amount of the net surrender payment, whichever is less, will be made against the Total Account Value. (See "Partial Surrenders.")

Note: The surrender charge will vary between 41% and 100% of one year's basic annual premium, depending on the Insured's age, risk class and in most states, sex of the Insured.

Policy Choices

When you buy a Policy, you make four important choices:

1) Which one of the two Death Benefit Options you would like;

2) Whether you want the Guaranteed Death Benefit Provision, and to what age;

3) The amount of premium you intend to pay; and

4) The way your premiums will be allocated to the Funds and/or the Fixed
Account.

Each of these choices is described in detail below.

Death Benefit

At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under either option will be determined as of the date of the Insured's death.

Under Option 1, the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 on the date of this Prospectus), or the applicable percentage of the Total Account Value. The percentage is 250% through age 40 and decreases yearly to 100% at age 100. Option 1 generally provides a level Death Benefit.

Under Option 2, the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 on the date of this Prospectus), plus the Total Account Value, or the applicable percentage (described above) of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.

Under both Option 1 and Option 2, the Death Benefit may be affected by partial surrenders. The Death Benefit for both options will be reduced by the amount necessary to repay any loans in full.

Guaranteed Death Benefit Provision

The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Death Benefit Premium test, as described below, is met the Policy will stay in force even if the cash value is insufficient to cover the current Monthly Deductions.

The Guaranteed Death Benefit Provision must be selected on the application. It may not be available to all risk classes and is only available in those states where it has been approved. (Note: not available in New York.) The Guaranteed Death Benefit Provision is available to age 80 or to age 100.

We will test annually to determine if the cumulative (or sum of all) premiums paid to date are sufficient to support the Guaranteed Death Benefit Provision. In order for the Guaranteed Death Benefit Provision to be in effect, the cumulative premiums paid less partial surrenders must be greater than or equal to the required monthly Guaranteed Death Benefit Premium times the number of months elapsed since the Policy's Issue Date.

However, if these premiums are deficient, the Policy Owner will be notified and given two months to pay the amount deficient. If the Guaranteed Death Benefit Provision to age 100 had been in place, and the amount deficient is not received within the two-month period: (1) the Guaranteed Death Benefit Provision to age 80 will be substituted, but only if the cumulative premium test is satisfied based on the Guaranteed Death Benefit Premium to age 80; or
(2) the Guaranteed Death Benefit Provision to age 100 will terminate.

If the Guaranteed Death Benefit Provision to age 80 had been in place and the amount deficient is not received within the two-month period, the Guaranteed Death Benefit Provision will terminate.

If a Guaranteed Death Benefit Provision is terminated it may not be reinstated.

Increases, decreases, partial surrenders, and option changes may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual Guaranteed Death Benefit Provision test has been met.

Premium Payments

During the first five Policy Years, payment of the Basic Premium assures that the Policy will remain in force, as long as there are no surrenders or loans taken during that time. The Basic Premium is stated in the Policy. If Basic Premiums are not paid, or there are surrenders or loans taken during the first five Policy Years, the Policy will lapse if the Cash Surrender Value is less than the next Monthly Deduction.

Basic Premiums are current if premiums paid, minus loans and minus partial surrenders, are greater than or equal to the Basic Premium (expressed as a monthly amount) multiplied by the number of months the Policy has been in force.

After the first five Policy Years, your Policy will not lapse as long as the Policy's Cash Surrender Value is sufficient to cover the next Monthly Deduction.

Planned Premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Pre-authorized automatic monthly check payments may also be arranged.

Additional Premiums are any premiums you pay in addition to Planned Premiums.

Payment of Basic Premiums, Planned Premiums, or Additional Premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause your Policy to lapse. Not paying your Planned Premiums can, however, cause the Guaranteed Death Benefit Provision to terminate. (See "Guaranteed Death Benefit Provision.")

You may increase your Planned Premium at any time by submitting a written notice to us or by paying Additional Premiums, except that:

[bullet] We may require evidence of insurability if the Additional Premium or the New Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in the underlying funding options.


[bullet] In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. (See "Tax Matters.") If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.


[bullet] If you make a sufficient premium payment when you apply for a Policy, and have answered favorably certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximum) will be provided.

[bullet] After the first premium payment, all premiums must be sent directly to our Home Office and will be deemed received when actually received at the Home Office. Your premium payments will be allocated as you have directed, and amounts allocated to the Funds will be credited to your Policy at the Accumulation Unit value for the Valuation Period in which each payment is received in the Home Office.


[bullet] You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.

Under limited circumstances, we may backdate a Policy, upon request, by assigning an Issue Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower cost of insurance rates based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the Issue Date and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with Accumulation Units. You cannot be credited with Accumulation Units until your net premium is actually deposited in the Separate Account. (See "Policy Values--Total Account Value.")

Transfers and Allocations to Funding Options

At purchase, you must decide how to allocate your Net Premiums among the Funds and/or the Fixed Account. Net Premiums must be allocated in whole percentages.

Before the Maturity Date, you may transfer Policy values from one Fund to another at any time, or from Variable Life Account B to the Fixed Account. And, within the 45 days after each Policy anniversary, you may also transfer a portion of the Fixed Account Value to one or more Funds before the Maturity Date. This type of transfer is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next Valuation Period after your request is received in good order at the Company's Home Office. The amount of such transfer cannot exceed the greater of (a) 25% of the Fixed Account Value, or (b) $500. If the Fixed Account Value is less than or equal to $500, you may transfer all or a portion of the Fixed Account Value. We may increase this limit from time to time.


Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined for the Valuation Period in which a written request is received by us at our Home Office. (See "Accumulation Unit Value.") You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to the Funds.

Telephone Transfers


You may request a transfer of Account Values either in writing or by telephone. In order to make telephone transfers, a written telephone transfer authorization form must be completed by the Policyowner and returned to the Company at its Home Office. Once the form is processed, the Policyowner may request a transfer by telephoning the Company at 800-334-7586. All transfers must be in accordance with the terms of the Policy.


Transfer instructions are currently accepted for each Valuation Period. Once instructions have been accepted and processed, they may not be rescinded; however, new telephone instructions may be given on the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and You will be notified.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which We reasonably believe to be genuine will be Your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, the Policyowner will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.


Automated Transfers (Dollar Cost Averaging)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.


You may establish automated transfers of Fund Account Values on a monthly or quarterly basis from the Aetna Variable Encore Fund to any other investment option through Written Request or other method acceptable to the Company. You must have a minimum of $5,000 allocated to the Aetna Variable Encore Fund in order to enroll in the Dollar Cost Averaging program. The minimum automated transfer amount is $50 per month. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. The Company reserves the right to suspend or modify automated transfer privileges at any time.


Before participating in the Dollar Cost Averaging program, You should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Therefore, You should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging program.

Policy Values

Total Account Value


Once your Policy has been issued, each Net Premium allocated to a variable funding option of the Separate Account is credited in the form of Accumulation Units of the funding option based on that funding option's Accumulation Unit value. Each Net Premium will be credited to your Policy at the Accumulation Unit value(s) determined for the Valuation Period in which it is received and accepted by us at our Home Office following the Issue Date of the Policy. The number of Accumulation Units credited is determined by dividing the Net Premium by the value of an Accumulation Unit next computed after we receive the premium. Shares in the Funds are purchased by the Separate Account at the net asset value determined by the Fund for the Valuation Period in which the Net Premium is received by the Company. Since each Fund has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited to each funding option.


The Total Account Value of your Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Fund by its appropriate current Accumulation Unit value; (b) if you have elected a combination of Funds, totaling the resulting values; and (c) adding any values attributable to the Fixed Account and any values attributable to the Loan Account Value.

The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. The number is increased by subsequent contributions to or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value, and the Total Account Value.

Accumulation Unit Value

The value of an Accumulation Unit for any Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus 1.0000000. The net investment rate is determined separately for each Fund as follows.

The net investment rate equals (a) the net assets of the Fund held in Variable Life Account B at the end of a Valuation Period, minus (b) the net assets of the Fund held in Variable Life Account B at the beginning of that Valuation Period, plus or minus (c) taxes or provisions for taxes, if any, attributable to the operation of Variable Life Account B, divided by (d) the value of the Accumulation Units held by Variable Life Account B at the beginning of the Valuation Period, minus (e) a daily charge for mortality and expense risk, and administrative expenses. (See "Charges and Fees Associated with the Variable Funding Options.")

Maturity Value

The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the Loan Account Value and any unpaid accrued interest.

Cash Surrender Value

The Cash Surrender Value of your Policy is the amount you can receive in cash by surrendering the Policy. All or part of the Cash Surrender Value may be applied to one or more of the Settlement Options. (See "Surrender Charge.")

Policy Rights

Partial Surrenders

A partial surrender may be made at any time after the first Policy Year.

The amount of a partial surrender may not exceed the Cash Surrender Value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a Settlement Option.

For an Option 1 Policy (see "Death Benefit"), a partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Policy (see "Death Benefit"), a partial surrender will reduce the Total Account Value and the Death Benefit, but it will not reduce the Specified Amount.

Payment of any amount due from the Separate Account Values on a full or partial surrender will be made within seven calendar days after we receive your written request at our Home Office in form satisfactory to us. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the SEC may require. Payment from the Fixed Account Values may be deferred up to 6 months, except when used to pay premiums to the Company.

The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

If, at the time of a partial surrender, your Total Account Value is attributable to more than one funding option, the Surrender Charge, transaction charge and the amount paid to you upon the surrender will be taken proportionately from the Accumulation Unit values in each funding option.

No-Lapse Coverage Provision

This Policy will not terminate during the five-year period after its Issue Date or the Issue Date of any increase if, on each Monthly Deduction Day within that period, the sum of premiums paid equals or exceeds: 1) the sum of the Basic Premiums for each Policy month from the Issue Date, including the current month; plus 2) any partial surrenders; plus 3) any increase in Loan Account Value since the Policy's Issue Date or the Issue Date of any increase.

If, on each Monthly Deduction Day within the five-year period, the sum of premiums paid is less than the sum of the items 1, 2, and 3 above, and the Cash Surrender Value is insufficient to cover the current Monthly Deduction, the Grace Period provision will apply. (See "Grace Period.")

After the five-year period expires, and depending on the investment performance of the Funds, the Total Account Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary, unless the Guaranteed Death Benefit Provision has been elected.

Reinstatement of a Lapsed Policy

A lapse occurs if your Monthly Deduction is greater than the Cash Surrender Value and no payment to cover the deduction is made within the 61 days of our notifying you. This may happen after the first five Policy Years, or during the first five Policy Years if your Basic Premiums are not current.

You can apply for reinstatement within five years after the date of termination and before the Maturity Date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions.

If the Policy is reinstated within five years of this Policy's Issue Date or while the No-Lapse Coverage Provision (see "No-Lapse Coverage Provision") would be in effect if this Policy had not lapsed, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Death Benefit Provision will not be reinstated.

If the Policy is reinstated after the No-Lapse Coverage Provision (see "No-Lapse Coverage Provision") has expired, this Policy will be reinstated on the Monthly Deduction Day following our approval. This Policy's Total Account Value at reinstatement will be the Net Premium paid less the Monthly

Deduction due that day. Any Loan Account Value will not be reinstated, and the Guaranteed Death Benefit will not be reinstated.

If the Policy's Cash Surrender Value less any Loan Account Value plus accrued interest is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

Policy Loans: Preferred and Nonpreferred

Unless otherwise required by state law, the maximum loan amount is 90% of the Cash Surrender Value at the time of a loan.

Loans taken during the first ten Policy Years are considered nonpreferred loans. Beginning in the eleventh Policy Year, up to 10% of the maximum loan amount available at the beginning of a Policy Year can be taken as a preferred loan during that Policy Year. Amounts borrowed that are in excess of the maximum loan amount available for a preferred loan will be considered a nonpreferred loan. An amount equal to what you receive for a loan, together with any interest added to the loan for due and unpaid interest, as described below, will be added to the Loan Account Value.

If you are using more than one underlying funding option, the amount of the loan will be withdrawn in proportion to the value of each funding option.

Interest on loans will accrue at an annual rate which will be the greater of:

1) The monthly average (i.e., the Composite Yield on Corporate Bonds as published by Moody's Investors Service, Inc.) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or

2) 5.5%.

Increases or decreases to the current interest rate will occur only when the new Policy Year's annual interest rate is greater or lower than the prior Policy Year's annual interest rate by at least 0.5%.

We will notify you of the current interest rate charged for a loan at the time a loan is made. If your Policy has a loan outstanding, we will notify you of any change in the interest rate before the new rate becomes effective.

Interest is payable once a year on each anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any interest not paid when due becomes part of the loan and bears interest.

An amount equal to what you receive for a loan, together with any accrued but not paid interest, will be added to the Loan Account Value. We will credit interest on the Loan Account Value. The Loan Account Value for nonpreferred loans will be credited interest, during any Policy Year, at an annual rate that is the interest rate charged on the loan minus 2%. However, in no case will the credited interest rate be less than 4.5% annually.

The Loan Account Value on preferred loans will be credited interest at a rate equal to the interest rate charged. In no case will the credited interest rate be less than 5.5% annually.

If a policy loan is requested, the amount to be borrowed will be withdrawn by the Company from the funding options and Fixed Account Value in proportion to the value of the Policy attributable to each funding option and the Fixed Account. Repayments on the loan will be allocated among the funding options in the same proportion the loan was taken from the funding options. The Loan Account Value will be reduced by the amount of any loan repayment.

Policy Changes

You may make changes to your Policy, as described below, by submitting a written request to our Home Office in form satisfactory to us.

Increases: Beginning in the second Policy Year, you may increase the Specified Amount of your Policy subject to the following conditions:

[bullet] Satisfactory evidence of insurability may be required.

[bullet] The Cash Surrender Value at the time of an increase must be at least three times the sum of (a) the most recent Monthly Deduction from the Total Account Value and (b) the amount of the increase, divided by 1000, times the applicable Cost of Insurance Rate.

[bullet] An increase in the Specified Amount will increase the Surrender Charge.

[bullet] The Basic Monthly Premium will be increased when the Specified Amount is increased. The Policy will not terminate within five years of the Issue Date of the increase if the conditions of this provision and the No-Lapse Coverage Provision are met.

[bullet] Increases through the fifth year are limited to four times the initial
         Specified Amount.

[bullet] Increases in the Specified Amount will increase the Guaranteed Death
         Benefit Provision amount and will affect the Guaranteed Death Benefit Premium.


Decreases: Beginning in the sixth Policy Year decreases will be allowed, however:

[bullet] No decrease may reduce the Specified Amount to less than the minimum for this type of policy. (See Death Benefit.)

[bullet] Any decrease will cause a decrease in the Guaranteed Death Benefit
         Provision.

Death Benefit Option Change: A Death Benefit Option change will be allowed, subject to the following conditions:

[bullet] The change will take effect on the Monthly Deduction Day on or next following the date on which the Company receives your written request.

[bullet] There will be no change in the Surrender Charge, and evidence of insurability may be required.

[bullet] We will not allow a change in the Death Benefit Option if the Specified
         Amount will be reduced below the minimum Specified Amount.

[bullet] Changes from Option 1 to Option 2 are allowed beginning in the sixth
         Policy Year. The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.*

[bullet] Changes from Option 2 to Option 1 are allowed after the first Policy
         Year. The new Specified Amount will equal the Specified Amount plus the Total Account Value as of the time of the change.*

*Changes in the Death Benefit Option also affect the Guaranteed Death Benefit Provision amount and the Guaranteed Death Benefit Premium.

Right to Examine the Policy

The Policy has a free-look period during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Home Office for a refund. It must be returned within ten days (state variations may apply) after you receive the Policy and the written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs latest. If you return (cancel) the Policy, we will pay a refund of (1) the difference between payments made and amounts allocated to the Separate Account, plus (2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus (3) any fees imposed on the amounts allocated to the Separate Account. If state law does not permit such a refund, then the refund will equal premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.

Death Benefit

The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of the Settlement Options. (See "Settlement Options.")

Payment of the Death Benefit may be delayed if the Policy is being contested. While the Insured is living, you may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election. A beneficiary who has elected Settlement Option 1 may elect another option within two years after the Insured's death.

All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

Policy Settlement

Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death, upon Maturity of the Policy, or upon election of one of the following Settlement Options or any we make available (after any applicable Surrender Charges have been deducted).

A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to us, and will take effect upon its filing at our Home Office. If no Settlement Option has been elected by the Policy Owner when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

The first variable Settlement Option payment will be as of the tenth Valuation Period following our receipt of the properly completed election form.

Settlement Options
Option 1 -- Payment of interest on the sum left with us;

Option 2 -- Payments for a stated number of years, at least three but no more than thirty;

Option 3 -- Payments for the lifetime of the Annuitant. If also chosen, we will guarantee payments for 60, 120, 180, or 240 months;

Option 4 -- Payments during the joint lifetimes of two Annuitants. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

a) 100% of the payment to continue to the survivor;

b) 66-2/3% of the payment to continue to the survivor;

c) 50% of the payment to continue to the survivor;

d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor;

e) 100% of the payment to continue to the survivor if the survivor is the Annuitant, and 50% of the payment to continue to the survivor if the survivor is the Second Annuitant.

In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

Proceeds applied under Option 1 will be held by us in the General Account. Proceeds in the General Account will be used to make payments on a fixed-dollar basis. We will add interest to such proceeds at an annual rate of not less than 3%. We may add interest daily at any higher rate.

Under Option 1, the Annuitant may later tell the Company to (a) pay to him or her a portion or all of the sum held by the Company; or (b) apply a portion or all of the sum held by the Company to another Settlement Option.

Proceeds applied under Options 2, 3 and 4 will be held (a) in the General Account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options, or (c) a mix of (a) and (b). Proceeds held in Variable Annuity Account B will be used to make payments on a variable basis.

If payments are to be funded on a variable basis (by the Funds), the first and subsequent payments will vary depending on the Assumed Net Investment Rate. This rate will be 3% per year, unless a 5% annual rate is chosen. The Assumed Net Investment Rate is chosen by the payee.

Selection of a 5% rate causes a higher first payment, but subsequent payments will increase only to the extent the actual net investment rate exceeds 5% on an annualized basis, and they will decline if the rate is less than 5%. Use of the 3% Assumed Net Investment Rate causes a lower first payment, but subsequent payments will increase more rapidly or decline more slowly as changes occur in the actual net investment rate. The investment performance of the underlying funding option(s) must equal such assumed rate, plus enough to cover the mortality and expense risk and administrative fee charges, if future payments on a variable basis are to remain level.

If payments on a variable basis are not to decrease, gross return on the assets of the underlying funding option must be:

a) 4.75% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time Settlement Option payments start, if an Assumed Net Investment Rate of 3% is chosen; or

b) 6.25% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time Settlement Option payments start, if an Assumed Net Investment Rate of 5% is chosen.

Option 2, 3 or 4 may be chosen on a fixed-dollar basis. However, if the guaranteed payments are less than the payments which would be made from the purchase of the Company's current single premium immediate annuity, the larger payment will be made instead.

As to funds held under Option 1, the Annuitant may elect to make a withdrawal or to change options. Under Option 2, if payments are made on a variable basis, the current value may be withdrawn at any time. Amounts held in the Fixed Account may not be withdrawn under Option 2. No withdrawals or changes of option may be made under Options 3 and 4.

When an Annuitant dies while receiving payments under Option 2, 3 or 4, the present value of any remaining guaranteed payments will either be paid in one sum to the Annuitant's beneficiary, or upon election by that beneficiary, any remaining guaranteed payments will continue to that beneficiary. If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one sum to the Annuitant's estate. If the Annuitant dies while receiving payments under Option 1, the current value of the Option will be paid in one sum to the beneficiary, or to the Annuitant's estate.

If the Annuitant's beneficiary dies (and there is no contingent beneficiary), while receiving payments, the current value of the account (Option 1), or the present value of any remaining guaranteed payments will be paid in one sum to the estate of that beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

Calculation of Settlement Payments

When you have chosen payment on a variable basis, the first payment is calculated as follows:

a) the portion of the proceeds applied to make payments on the variable basis; divided by

b) 1,000; times

c) the payment rate per $1000 of proceeds for the option chosen as shown in the policy.

Such amount, or portion, of the variable payment will be divided by the Settlement Option Unit value (described below), as of the tenth Valuation Period before the due date of the first payment, to determine the number of Settlement Option Units. Each future payment is equal to the number of Settlement Option Units, times the Settlement Option Unit value as of the tenth Valuation Period prior to the due date of the payment.

For any Valuation Period, the Fund(s) Settlement Option Unit value is equal to:

a) The Settlement Option Unit value for the previous Valuation Period; times

b) The Net Return Factor (as defined below) for the Valuation Period; times

c) A factor to reflect the Assumed Net Investment Rate.

The factor for 3.5% per year is 0.9999058; for 5% per year, it is 0.9998663.

The Net Return Factor equals:

1) The net assets of the applicable fund held in Variable Annuity Account B at the end of a Valuation Period; minus

2) The net assets of the applicable fund held in Variable Annuity Account B at the beginning of that Valuation Period; plus or minus

3) Taxes or provision for taxes, if any, attributable to the operations of Variable Annuity Account B; divided by

4) The value of Settlement Option Units and other accumulation units held in Variable Annuity Account B at the beginning of the Valuation Period; minus

5) A daily charge at an annual rate of 1.25% for annuity mortality and expense risk and the then-current daily administrative expense charge.

The number of Settlement Option Units remains fixed. However, the dollar value of the Settlement Option Unit values and the payment may increase or decrease due to investment gain or loss.

Payments will not be affected by changes in the mortality or expense results or administrative expense charges.

Special Plans

Where allowed by law, the Company may reduce or eliminate certain charges for Policies issued under special circumstances that result in lower expenses to the Company (i.e., group arrangements with a sponsoring employer). The amount of any reduction, the charges to be reduced, and the criteria for applying a reduction will reflect the reduced sales effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction. The charges will be reduced in accordance with the Company's practice in effect when the Policies are issued. Reductions will not be unfairly discriminatory against any person, including the purchasers to whom the reduction applies and all other owners of the Policies.


The Company offers Policies on a unisex and simplified underwriting basis to certain group or sponsored arrangements. A "group arrangement" includes a program under which an employer purchases individual Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees for the purchase of the Policies on an individual basis. Under both arrangements, the employer pays all or part of the premium. The benefits and values of these Policies do not vary based on the sex of the insured in order to be used by employers in employee benefit plans where sex discrimination is prohibited by federal or state laws. The Company recommends that any employer proposing to offer the Policies to employees under either arrangement consult its attorney before doing so.



The Company


Aetna Life Insurance and Annuity Company (the "Company") is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc. and an indirect wholly owned subsidiary of Aetna Inc.


The Company is registered as an investment adviser under the Investment Advisers Act of 1940. It is also registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Directors & Officers

Name and Address*                 Position with Company             Business Experience During Past 5 Years
------------------                ---------------------             ---------------------------------------
Daniel P. Kearney          Director, President and Chairman,  President (since December 1993), Aetna Life
                           Executive Committee (Principal     Insurance and Annuity Company; Executive Vice
                           Executive Officer)                 President (since December 1993), and Group
                                                              Executive, Financial Division (February
                                                              1991--December 1993), Aetna Life and Casualty
                                                              Company.

Christopher J. Burns       Director and Senior Vice           President, Chief Operations officer (since November
                           President                          1996), Aetna Investment Services, Inc.; Senior Vice
                                                              President, Sales & Service (since February 1996),
                                                              and Senior Vice President, Life (March 1991--
                                                              February 1996), Aetna Life Insurance and Annuity
                                                              Company.

Laura R. Estes             Director and Senior Vice           Senior Vice President, Manage/Design Products and
                           President                          Services (since February 1996), and Senior Vice
                                                              President, Pensions (March 1991--February 1996),
                                                              Aetna Life Insurance and Annuity Company.

J. Scott Fox               Director and Senior Vice           Senior Vice President, Operations (since March
                           President                          1997), Aetna Life Insurance and Annuity Company;
                                                              Managing Director, Chief Operating Officer, Chief
                                                              Financial Officer, Treasurer (April 1994--March
                                                              1997), Aeltus Investment Management, Inc.; Managing
                                                              Director and Treasurer (March 1987--September 1993),
                                                              Equitable Capital Management Corporation.

Timothy A. Holt            Director, Senior Vice President    Senior Vice President, Strategy & Finance, and Chief
                           and Chief Financial Officer        Financial Officer (since February 1996), Aetna Life
                                                              Insurance and Annuity Company; Vice President,
                                                              Portfolio Management/Investment Group (August
                                                              1992--February 1996), Aetna Life and Casualty
                                                              Company.

                                                                              21

Name and Address*                 Position with Company             Business Experience During Past 5 Years
------------------                ---------------------             ---------------------------------------

Gail P. Johnson            Director and Vice President        Vice President, Service and Retain Customers (since
                                                              February 1996); Vice President, Defined Benefit
                                                              Services (September 1994--February 1996); Vice
                                                              President, Plan Services, Pensions and Financial
                                                              Services (December 1992-- September 1994); Managing
                                                              Director, Business Strategy (July 1991--December
                                                              1992).

John Y. Kim                Director and Senior Vice           President (since December 1995), Aeltus Investment
                           President                          Management, Inc.; Chief Investment Officer (since
                                                              May 1994), Aetna Life and Casualty Company; Managing
                                                              Director (September 1993-- April 1994), Mitchell
                                                              Hutchins Institutional Investors (New York, New
                                                              York); Vice President and Senior Portfolio Manager
                                                              (October 1991--August 1993), Aetna Services, Inc.
                                                              (formerly Aetna Life and Casualty Company).

Shaun P. Mathews           Director and Vice President        Vice President, Products Group (since February
                                                              1996); Senior Vice President, Strategic Markets and
                                                              Products (February 1993--February 1996); Senior Vice
                                                              President, Mutual Funds (March 1991-- February
                                                              1993), Aetna Life Insurance and Annuity Company.

Glen Salow                 Director and Vice President        Vice President, Information Technology (since
                                                              February 1996), Vice President, Information
                                                              Technology, Investments and Financial Services
                                                              (February 1995-- February 1996); Vice President,
                                                              Investment Systems (1992--1995), AIT--Aetna Life
                                                              Insurance and Annuity Company; Senior Vice President
                                                              (December 1986--August 1992), Lehman Brothers.

Creed R. Terry             Director and Vice President        Vice President, Select and Manage Markets (since
                                                              February 1996), Market Strategist (August
                                                              1995--February 1996), Aetna Life Insurance and
                                                              Annuity Company; President (1991--1995), Chemical
                                                              Technology Corporation (a subsidiary of Chemical
                                                              Bank).

22


Name and Address*                 Position with Company             Business Experience During Past 5 Years
------------------                ---------------------             ---------------------------------------

Kirk P. Wickman            Vice President, General Counsel    Vice President, General Counsel and Secretary (since
                           and Secretary                      November 1996), Aetna Life Insurance and Annuity
                                                              Company; Vice President and Counsel (June 1992--
                                                              November 1996), Aetna Life Insurance Company.

Deborah Koltenuk           Vice President and Treasurer,      Vice President, Investment Planning and Financial
                           Corporate Controller               Reporting (April 1996 to July 1996), Aetna Life
                                                              Insurance Company; Vice President, Investment
                                                              Planning and Financial Reporting (October 1994 to
                                                              April 1996) Aetna Life Insurance Company, The Aetna
                                                              Casualty and Surety Company and The Standard Fire
                                                              and Insurance Company.

Frederick D. Kelsven       Vice President and Chief           Director of Compliance (January 1985 to September
                           Compliance Officer                 1996), Nationwide Life Insurance Company.


*The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut.

These individuals may also be directors and/or officers of other affiliates of the Company.

Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Aetna Casualty and Surety
Company.


Additional Information


Reports to Policy Owners

Within 30 days after each Policy Anniversary and before proceeds are applied to a Settlement Option, we will send you a report containing the following information:

1) A statement of changes in the Total Account Value and Cash Surrender Value since the prior report or since the Issue Date, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

2) Cash Surrender Value, Death Benefit, and any Loan Account Value as of the Policy Anniversary;

3) A projection of the Total Account Value, Loan Account Value and Cash Surrender Value as of the succeeding Policy Anniversary.

If you have Policy values funded in either Separate Account you will receive such additional periodic reports as may be required by the SEC.

Some state laws require additional reports; these requirements vary from state to state.

Right to Instruct Voting of Fund Shares

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy Owners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The number of votes each Policy Owner is entitled to direct with respect to a Fund will be determined by dividing the portion of Total Account Value attributable to a Fund, if any, by the net asset value of one share in the Fund. During the settlement option period, the number of votes is determined by dividing the Valuation Reserve attributable in the Fund, if any, by the net asset value of one share of the Fund. Fractional votes will be counted. Where the value of the Total Account Value or the Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.

Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy Owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through Variable Life Account B.

Policy Owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

Disregard of Voting Instructions

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the Separate Accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy Owners.

State Regulation

We are subject to regulation and supervision by the Insurance Department of the state of Connecticut, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the state of Connecticut and in other jurisdictions.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

Legal Matters

The Company knows of no material legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

The legal validity of the securities described in the prospectus has been passed on by Counsel for the Company.


The Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

The Policies are offered for sale in all jurisdictions where we are authorized to do business except Guam, Puerto Rico, and the Virgin Islands.

Distribution of the Policies

The Company will serve as underwriter of the securities offered hereunder as defined by the federal securities laws. The Company is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Company will contract with one or more registered broker-dealers including broker-dealers affiliated with it ("Distributors") to offer and sell the Policies. The Company may also offer and sell policies directly. All persons selling the Policies will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance.


The maximum commission payable by the Company to salespersons and their supervising broker-dealers for policy distribution is 55% of the Guaranteed Death Benefit Premium to age 80, or, in the event of an increase in the Specified Amount, 55% of the Guaranteed Death Benefit Premium to age 80, attributable to the increase. In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company.


The Company may also contract with independent third party broker-dealers who will act as wholesalers by assisting the Company in finding broker-dealers to offer and sell the Policies. These parties may also provide training, marketing and other sales related functions for the Company and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. The Company may pay such parties compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler.

Records and Accounts

All records and accounts relating to the Separate Accounts and the Funds will be maintained by the Company. All reports required to be made and information required to be given will be provided by the Company.

Independent Auditors

KPMG Peat Marwick LLP, City Place II, Hartford Connecticut 06103-4103, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and the review of filings made with the SEC.

Tax Matters

General

The following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.

Federal Tax Status of the Company

The Company is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, the operations of the Separate Account form a part of the Company's total operations and are not taxed separately, although operations of the Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account (i.e., income, capital gains and dividends distributed to the Separate Account by the Funds) are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. The Company reserves the right, however, to make a deduction for such taxes should they be imposed with respect to such items in the future.

Life Insurance Qualification


Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances (a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a Policyowner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's Total Account Value, and Policyowners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the Death Benefit which exceeds the total of their cost of acquisition and subsequent premium payments.


The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected Policyowners and will be made only after advance written notice.

General Rules

Upon the surrender or cancellation of any Policy, whether or not it is a Modified Endowment Contract, the Policyowner will be taxed on the Surrender Value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid Policy Loans will, upon surrender, be added to the Surrender Value and will be treated for this purpose as if it had been received.

Assuming the Policy is not a Modified Endowment Contract, the proceeds of any Partial Surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed Partial Surrender amounts. However, Partial Surrenders made within the first 15 Policy Years may be taxable in certain limited instances where the Surrender Value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior Partial Surrenders. This result may occur even if the total amount of any Partial Surrenders does not exceed total premiums paid to that date.

Loans received under the Policy will ordinarily be considered indebtedness of the Policy Owner, and assuming the Policy is not considered a Modified Endowment Contract, Policy Loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."

Modified Endowment Contracts

A class of contracts known as "Modified Endowment Contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a Partial Surrender of any Policy that is considered to be a Modified Endowment Contract will differ from the general rules noted above.

A contract will be considered a Modified Endowment Contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policy Owner if the Policy is a Modified Endowment Contract.


Each Policy is subject to testing under the 7-pay test during the first seven Policy Years and at any time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest Death Benefit payable in the first seven Policy Years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven Policy Years may also cause a Policy to be considered a Modified Endowment Contract.


If the Policy is considered to be a Modified Endowment Contract, the proceeds of any Partial Surrenders and any Policy Loans will be currently taxable to the extent that the Policy's Total Account Value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to Policy Loans or Partial Surrender proceeds received during the two-year period prior to the time that a Policy becomes a Modified Endowment Contract. If the Policy becomes a Modified Endowment Contract, it may be aggregated with other Modified Endowment Contracts purchased by you from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any Policy Surrender or Policy Loan received by any Policy Owner of a Modified Endowment Contract who is not an individual. The penalty tax will also apply where taxable Policy Loans are received by an individual who has not reached the age of 59-1/2. Taxable policy distributions made to an individual who has not reached the age of 59-1/2 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).

Diversification Standards

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control

In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contractowner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policy Owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a Policy Owner being treated as the owner of a pro rata portion of the assets of the Separate Account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Other Tax Considerations


Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's Total Account Value may also be subject to tax under the corporation alternative minimum tax provisions.

In addition, Section 264(a)(4) of the Code limits the Policy Owner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or other financially interested in the Policy Owner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the Policy Owner's trade or business.


Depending on the circumstances, the exchange of a policy, a change in the Policy's Death Benefit Option, a Policy Loan, a Full or Partial Surrender, a change in Ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Misc. Policy Provisions

The Policy

The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. An application for changes, once approved by us, will become part of the Policy.

Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policy Owner.

Payment of Benefits

All benefits are payable at our Home Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

Age and Sex

If age or sex is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the correct age and sex. (If the application is taken in a state or under an agreement where unisex rates are used, the Insured's sex is inapplicable.)

Incontestability

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the Insured for a period of two years from the Policy Issue Date. Our right to contest coverage is not affected by the Guaranteed Death Benefit Provision.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

Suicide

In most states, if the Insured commits suicide within two years from the Issue Date, the only benefit paid will be the sum of:

a) premiums paid less amounts allocated to the Separate Account; and

b) the Separate Account Value on the date of suicide, plus the portion of the Monthly Deduction from the Separate Account Value, minus

c) the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account.

If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deduction for the increase, in lieu of the face amount of the increase.

All amounts described in (a) and (c) above will be calculated as of the date of death.

Coverage Beyond Maturity

You may, by written request, in the 30 days before the Maturity Date of this Policy, elect to continue coverage beyond the Maturity Date. At Age 100, the Separate Account Value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the Total Account Value of this Policy. Monthly Deductions will be calculated with a Cost of Insurance rate equal to zero (this provision is not available in New
York).

At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the Maturity Date. You should therefore consult with your tax advisor prior to making this election. (See "Tax Matters.")

Protection of Proceeds

To the extent provided by law, the proceeds of the Policy are subject neither to claims by a beneficiary's creditors nor to any legal process against any beneficiary.

Nonparticipation

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

 ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND CASH SURRENDER VALUES

The tables on the following pages illustrate how the Death Benefit, Total Account Values, and Cash Surrender Values of a Policy change with the investment experience of the Funds. The tables show how the Death Benefit, Total Account Values, and Cash Surrender Values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, and 12%, respectively.

Tables I through IV illustrate Policies issued to males, age 45, in the preferred nonsmoker rate class and Policies issued on a unisex basis according to the Special Plans section of this Prospectus for both males and females, age 45, in the preferred nonsmoker rate class. Tables V through VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for contracts issued in states where unisex rates are required. The Death Benefit, Total Account Values, and Cash Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.


The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over the designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through the eleventh columns illustrate the Cash Surrender Values of each Policy over the designated period. Tables I, II, V and VI assume that the maximum Cost of Insurance allowable under the Policy are charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable administrative expense charge of 0.50% on an annual basis, and the maximum allowable premium load of 6% are assessed in each Policy Year. Tables III, IV, VII and VIII assume that the current scale of Cost of Insurance Rates applies during all Policy Years. These tables also assume that the current mortality and expense risk charge of 0.70% on an annual basis, the current administrative expense charge of 0.30% on an annual basis, and the current premium load of 3.5% are assessed.


The amounts shown for Death Benefit, Cash Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and other charges levied by the Separate Account.


The investment advisory fees and other Fund expenses vary by Fund from 0.35% to 1.05%. A weighted average has been used for the illustrations assuming that the Policyowner has invested in the Funds as follows: 56% in Aetna Variable Fund; 6% in Aetna Income Shares; 4% in Aetna Variable Encore Fund; 7% in Aetna Investment Advisers Fund; 0% in the Aetna Ascent Variable Portfolio; 0% in the Aetna Crossroads Variable Portfolio; 0% in the Aetna Legacy Variable Portfolio; 5% in the Alger American Small Capitalization Portfolio; 4% in American Century VP Capital Appreciation; 1% in Fidelity's Contrafund Portfolio; 1% in Fidelity's Equity-Income Portfolio; 3% in Janus Aspen Growth Portfolio; 3% in Janus Aspen Aggressive Growth Portfolio; 4% in Janus Aspen Worldwide Growth Portfolio; 1% in Janus Aspen Balanced Portfolio; 0% in Janus Aspen Short-Term Bond Portfolio; and 5% in the Scudder International Portfolio.


The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Cash Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums are allocated to Variable Life Account B and if no Policy loans have been made. The tables are also based on the assumptions that the Policy Owner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, sex of Insured (if necessary), and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.


The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                            AetnaVest Plus Policy

                                   Table I
              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45-UNISEX FOR SPECIAL PLAN POLICIES
         $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                           PREFERRED NONSMOKER RISK
                             FACE AMOUNT $500,000

                            DEATH BENEFIT OPTION 1

             Premiums             Death Benefit
            Accumulated      Gross Annual Investment             Total Account Value                Cash Surrender Value
                at                 Return of                  Annual Investment Return of         Annual Investment Return of
            5% Interest ---------------------------------   --------------------------------    ---------------------------------
Policy Year  Per Year   Gross 0%   Gross 6%     Gross 12%   Gross 0%    Gross 6%   Gross 12%    Gross 0%    Gross 6%    Gross 12%
-----------  --------   --------   --------     ---------   --------    --------   ---------    --------    --------    ---------
 1            7056       500000     500000       500000        4333       4652         4972         661         980         1300
 2           14465       500000     500000       500000        8616       9529        10482        4944        5857         6810
 3           22244       500000     500000       500000       12687      14474        16417        9015       10802        12745
 4           30412       500000     500000       500000       16544      19484        22813       12872       15812        19141
 5           38989       500000     500000       500000       20173      24546        29703       16501       20874        26031

 6           47994       500000     500000       500000       23572      29655        37135       20237       26320        33800
 7           57450       500000     500000       500000       26712      34784        45136       23744       31816        42168
 8           67379       500000     500000       500000       29569      39907        53742       26968       37306        51141
 9           77803       500000     500000       500000       32122      45000        62999       29888       42766        60765
10           88750       500000     500000       500000       34337      50026        72945       32470       48159        71078

15          152258       500000     500000       500000       39456      73139       135414       39425       73108       135383
20          233313       500000     500000       500000       30711      88529       228407       30711       88529       228407
25          336762       500000     500000       500000           0      84468       376269           0       84468       376269
30          468793       500000     500000       674775           0      35221       630631           0       35221       630631

20 (Age 65) 233313       500000     500000       500000       30711      88529       228407       30711       88529       228407

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rates of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                            AetnaVest Plus Policy

                                   Table II
              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45-UNISEX FOR SPECIAL PLAN POLICIES
                        $4,080.00 ANNUAL BASIC PREMIUM
                           PREFERRED NONSMOKER RISK
                             FACE AMOUNT $500,000
                            DEATH BENEFIT OPTION 1

             Premiums             Death Benefit
            Accumulated      Gross Annual Investment             Total Account Value                Cash Surrender Value
                at                 Return of                  Annual Investment Return of         Annual Investment Return of
            5% Interest ---------------------------------   --------------------------------    ---------------------------------
Policy Year  Per Year   Gross 0%   Gross 6%     Gross 12%   Gross 0%    Gross 6%   Gross 12%    Gross 0%    Gross 6%    Gross 12%
-----------  --------   --------   --------     ---------   --------    --------   ---------    --------    --------    ---------
 1            4284       500000     500000       500000        1894       2063         2234           0           0           0
 2            8782       500000     500000       500000        3777       4238         4722         105         566        1050
 3           13505       500000     500000       500000        5488       6362         7318        1816        2690        3646
 4           18465       500000     500000       500000        7020       8424        10024        3348        4752        6352
 5           23672       500000     500000       500000        8358      10402        12834        4686        6730        9162

 6           29139       500000     500000       500000        9496      12284        15750        6161        8949       12415
 7           34880       500000     500000       500000       10404      14033        18749        7436       11065       15781
 8           40908       500000     500000       500000       11052      15610        21808        8451       13009       19207
 9           47238       500000     500000       500000       11417      16978        24908        9183       14744       22674
10           53884       500000     500000       500000       11459      18086        28010        9592       16219       26143

15           92443       500000     500000       500000        5765      18023        42405        5734       17992       42374
20          141655            0     500000       500000           0       1420        49095           0        1420       49095
25          204463            0          0       500000           0          0        29511           0           0       29511
30          284624            0          0            0           0          0            0           0           0           0

20 (Age 65) 141655            0     500000       500000           0       1420        49095           0        1420       49095

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rates of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                            AetnaVest Plus Policy

                                  Table III
              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45-UNISEX FOR SPECIAL PLAN POLICIES
         $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                           PREFERRED NONSMOKER RISK
                             FACE AMOUNT $500,000
                            DEATH BENEFIT OPTION 1

             Premiums             Death Benefit
            Accumulated      Gross Annual Investment             Total Account Value                Cash Surrender Value
                at                 Return of                  Annual Investment Return of         Annual Investment Return of
            5% Interest ---------------------------------   --------------------------------    ---------------------------------
Policy Year  Per Year   Gross 0%   Gross 6%     Gross 12%   Gross 0%    Gross 6%   Gross 12%    Gross 0%    Gross 6%    Gross 12%
-----------  --------   --------   --------     ---------   --------    --------   ---------    --------    --------    ---------
 1            7056       500000     500000       500000        4911        5252        5595        1239        1580         1923
 2           14465       500000     500000       500000        9825       10822       11861        6153        7150         8189
 3           22244       500000     500000       500000       14582       16558       18701       10910       12886        15029
 4           30412       500000     500000       500000       19159       22442       26150       15487       18770        22478
 5           38989       500000     500000       500000       23530       28454       34245       19858       24782        30573

 6           47994       500000     500000       500000       27672       34574       43031       24337       31239        39696
 7           57450       500000     500000       500000       31600       40822       52600       28632       37854        49632
 8           67379       500000     500000       500000       35327       47215       63050       32726       44614        60449
 9           77803       500000     500000       500000       38866       53773       74493       36632       51539        72259
10           88750       500000     500000       500000       42208       60496       87032       40341       58629        85165

15          152258       500000     500000       500000       56322       97305      171555       56291       97274       171524
20          233313       500000     500000       500000       64173      138757      309852       64173      138757       309852
25          336762       500000     500000       628735       63047      184616      542013       63047      184616       542013
30          468793       500000     500000       986422       46279      233513      921889       46279      233513       921889

20 (Age 65) 233313       500000     500000       500000       64173      138757      309852       64173      138757       309852

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rates of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                            AetnaVest Plus Policy

                                   Table IV
              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45-UNISEX FOR SPECIAL PLAN POLICIES
                        $4,080.00 ANNUAL BASIC PREMIUM
                           PREFERRED NONSMOKER RISK
                             FACE AMOUNT $500,000
                            DEATH BENEFIT OPTION 1

             Premiums             Death Benefit
            Accumulated      Gross Annual Investment             Total Account Value                Cash Surrender Value
                at                 Return of                  Annual Investment Return of         Annual Investment Return of
            5% Interest ---------------------------------   --------------------------------    ---------------------------------
Policy Year  Per Year   Gross 0%   Gross 6%     Gross 12%   Gross 0%    Gross 6%   Gross 12%    Gross 0%    Gross 6%    Gross 12%
-----------  --------   --------   --------     ---------   --------    --------   ---------    --------    --------    ---------
 1            4284       500000     500000       500000        2398       2587         2776           0           0            0
 2            8782       500000     500000       500000        4834       5366         5922        1162        1694         2250
 3           13505       500000     500000       500000        7145       8180         9308        3473        4508         5636
 4           18465       500000     500000       500000        9306      11004        12929        5634        7332         9257
 5           23672       500000     500000       500000       11290      13808        16782        7618       10136        13110

 6           29139       500000     500000       500000       13070      16560        20861        9735       13225        17526
 7           34880       500000     500000       500000       14660      19272        25205       11692       16304        22237
 8           40908       500000     500000       500000       16070      21951        29854       13469       19350        27253
 9           47238       500000     500000       500000       17313      24607        34852       15079       22373        32618
10           53884       500000     500000       500000       18378      27225        40229       16511       25358        38362

15           92443       500000     500000       500000       21332      40029        74882       21301       39998        74851
20          141655       500000     500000       500000       18044      49741       126667       18044       49741       126667
25          204463       500000     500000       500000        5119      51951       206276        5119       51951       206276
30          284624            0     500000       500000           0      36444       334430           0       36444       334430

20 (Age 65) 141655       500000     500000       500000       18044      49741       126667       18044       49741       126667

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rates of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                            AetnaVest Plus Policy

                                   Table V
              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                             UNISEX ISSUE AGE 45
         $6,360.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                           PREFERRED NONSMOKER RISK
                             FACE AMOUNT $500,000
                            DEATH BENEFIT OPTION 1

             Premiums             Death Benefit
            Accumulated      Gross Annual Investment             Total Account Value                Cash Surrender Value
                at                 Return of                  Annual Investment Return of         Annual Investment Return of
            5% Interest ---------------------------------   --------------------------------    ---------------------------------
Policy Year  Per Year   Gross 0%   Gross 6%     Gross 12%   Gross 0%    Gross 6%   Gross 12%    Gross 0%    Gross 6%    Gross 12%
-----------  --------   --------   --------     ---------   --------    --------   ---------    --------    --------    ---------
 1            6678       500000     500000       500000        4030       4329         4629         520         819         1119
 2           13690       500000     500000       500000        8024       8879         9773        4514        5369         6263
 3           21052       500000     500000       500000       11820      13492        15311        8310        9982        11801
 4           28783       500000     500000       500000       15406      18155        21269       11896       14645        17759
 5           36900       500000     500000       500000       18782      22868        27688       15272       19358        24178

 6           45423       500000     500000       500000       21940      27620        34607       18752       24432        31419
 7           54372       500000     500000       500000       24850      32385        42049       22013       29548        39212
 8           63769       500000     500000       500000       27499      37142        50052       25013       34656        47566
 9           73635       500000     500000       500000       29858      41864        58652       27723       39729        56517
10           83995       500000     500000       500000       31898      46518        67885       30114       44734        66101

15          144102       500000     500000       500000       36654      67948       125827       36625       67919       125798
20          220814       500000     500000       500000       28864      82375       211752       28864       82375       211752
25          318722       500000     500000       500000           0      78791       346325           0       78791       346325
30          443679       500000     500000       619183           0      34385       578676           0       34385       578676

20 (Age 65) 220814       500000     500000       500000       28864      82375       211752       28864       82375       211752

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rates of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                            AetnaVest Plus Policy

                                   Table VI
              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                             UNISEX ISSUE AGE 45
                        $3,900.00 ANNUAL BASIC PREMIUM
                           PREFERRED NONSMOKER RISK
                             FACE AMOUNT $500,000
                            DEATH BENEFIT OPTION 1

             Premiums             Death Benefit
            Accumulated      Gross Annual Investment             Total Account Value                Cash Surrender Value
                at                 Return of                  Annual Investment Return of         Annual Investment Return of
            5% Interest ---------------------------------   --------------------------------    ---------------------------------
Policy Year  Per Year   Gross 0%   Gross 6%     Gross 12%   Gross 0%    Gross 6%   Gross 12%    Gross 0%    Gross 6%    Gross 12%
-----------  --------   --------   --------     ---------   --------    --------   ---------    --------    --------    ---------
 1            4095       500000     500000       500000        1757       1917         2078           0           0           0
 2            8395       500000     500000       500000        3516       3950         4405           6         440         895
 3           12909       500000     500000       500000        5113       5935         6833        1603        2425        3323
 4           17650       500000     500000       500000        6534       7851         9354        3024        4341        5844
 5           22627       500000     500000       500000        7776       9692        11974        4266        6182        8464

 6           27854       500000     500000       500000        8829      11441        14689        5641        8253       11501
 7           33342       500000     500000       500000        9662      13059        17475        6825       10222       14638
 8           39104       500000     500000       500000       10256      14517        20318        7770       12031       17832
 9           45154       500000     500000       500000       10580      15776        23191        8445       13641       20156
10           51506       500000     500000       500000       10602      16788        26061        8818       15004       24277

15           88364       500000     500000       500000        5352      16751        39448        5323       16722       39419
20          135405            0     500000       500000           0       1843        46070           0        1843       46070
25          195442            0          0       500000           0          0        28974           0           0       28974
30          272067            0          0            0           0          0            0           0           0           0

20 (Age 65) 135405            0     500000       500000           0       1843        46070           0        1843       46070

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rates of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                            AetnaVest Plus Policy

                                  Table VII
              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                             UNISEX ISSUE AGE 45
         $6,360.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                           PREFERRED NONSMOKER RISK
                             FACE AMOUNT $500,000
                            DEATH BENEFIT OPTION 1

             Premiums             Death Benefit
            Accumulated      Gross Annual Investment             Total Account Value                Cash Surrender Value
                at                 Return of                  Annual Investment Return of         Annual Investment Return of
            5% Interest ---------------------------------   --------------------------------    ---------------------------------
Policy Year  Per Year   Gross 0%   Gross 6%     Gross 12%   Gross 0%    Gross 6%   Gross 12%    Gross 0%    Gross 6%    Gross 12%
-----------  --------   --------   --------     ---------   --------    --------   ---------    --------    --------    ---------
 1            6678       500000     500000       500000        4598        4920        5242        1088        1410         1732
 2           13690       500000     500000       500000        9205       10142       11120        5695        6632         7610
 3           21052       500000     500000       500000       13672       15528       17543       10162       12018        14033
 4           28783       500000     500000       500000       17974       21058       24541       14464       17548        21031
 5           36900       500000     500000       500000       22095       26720       32160       18585       23210        28650

 6           45423       500000     500000       500000       26009       32493       40437       22821       29305        37249
 7           54372       500000     500000       500000       29733       38397       49461       26896       35560        46624
 8           63769       500000     500000       500000       33272       44444       59321       30786       41958        56835
 9           73635       500000     500000       500000       36645       50657       70125       34510       48522        67990
10           83995       500000     500000       500000       39842       57036       81971       38058       55252        80187

15          144102       500000     500000       500000       53421       91986      161757       53392       91957       161728
20          220814       500000     500000       500000       61210      131389      291946       61210      131389       291946
25          318722       500000     500000       591680       60334      174583      510069       60334      174583       510069
30          443679       500000     500000       929111       44689      219942      868328       44689      219942       868328

20 (Age 65) 220814       500000     500000       500000       61210      131389      291946       61210      131389       291946

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rates of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                            AetnaVest Plus Policy

                                  Table VIII
              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                             UNISEX ISSUE AGE 45
                        $3,900.00 ANNUAL BASIC PREMIUM
                           PREFERRED NONSMOKER RISK
                             FACE AMOUNT $500,000
                            DEATH BENEFIT OPTION 1

             Premiums             Death Benefit
            Accumulated      Gross Annual Investment             Total Account Value                Cash Surrender Value
                at                 Return of                  Annual Investment Return of         Annual Investment Return of
            5% Interest ---------------------------------   --------------------------------    ---------------------------------
Policy Year  Per Year   Gross 0%   Gross 6%     Gross 12%   Gross 0%    Gross 6%   Gross 12%    Gross 0%    Gross 6%    Gross 12%
-----------  --------   --------   --------     ---------   --------    --------   ---------    --------    --------    ---------
 1            4095       500000     500000       500000        2257       2436         2616           0           0            0
 2            8395       500000     500000       500000        4555       5059         5586        1045        1549         2076
 3           12909       500000     500000       500000        6743       7723         8791        3233        4213         5281
 4           17650       500000     500000       500000        8795      10402        12225        5285        6892         8715
 5           22627       500000     500000       500000       10694      13077        15893        7184        9567        12383

 6           27854       500000     500000       500000       12409      15715        19789        9221       12527        16601
 7           33342       500000     500000       500000       13958      18330        23953       11121       15493        21116
 8           39104       500000     500000       500000       15344      20924        28417       12858       18438        25931
 9           45154       500000     500000       500000       16585      23511        33233       14450       21376        31098
10           51506       500000     500000       500000       17668      26078        38425       15884       24294        36641

15           88364       500000     500000       500000       20914      38788        71988       20885       38759        71959
20          135405       500000     500000       500000       18456      48941       122371       18456       48941       122371
25          195442       500000     500000       500000        6799      52148       199568        6799       52148       199568
30          272067            0     500000       500000           0      39091       323150           0       39091       323150

20 (Age 65) 135405       500000     500000       500000       18456      48941       122371       18456       48941       122371

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rates of return. The Total Account Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              FINANCIAL STATEMENTS

                            VARIABLE LIFE ACCOUNT B

                                     Index

Statement of Assets and Liabilities ..................................    S-2
Statements of Operations and Changes in Net Assets ...................    S-4
Condensed Financial Information ......................................    S-5
Notes to Financial Statements ........................................    S-8
Independent Auditors' Report .........................................    S-12

Variable Life Account B

Statement of Assets and Liabilities - December 31, 1996

ASSETS:
Investments, at net asset value: (Note 1)
  Aetna Variable Fund; 2,867,163 shares (cost $85,576,983) ..................................................         $  92,871,626
  Aetna Income Shares; 1,044,098 shares (cost $13,369,967) ..................................................            13,179,787
  Aetna Variable Encore Fund; 689,138 shares (cost $8,985,791) ..............................................             9,092,185
  Aetna Investment Advisers Fund, Inc.; 1,044,556 shares (cost $14,407,610) .................................            15,791,541
  Aetna Ascent Variable Portfolio; 43,217 shares (cost $529,733) ............................................               545,378
  Aetna Crossroads Variable Portfolio; 10,326 shares (cost $123,882) ........................................               123,692
  Aetna Legacy Variable Portfolio; 1,241 shares (cost $13,943) ..............................................                13,963
  Alger American Small Capitalization Portfolio; 319,875 shares (cost $12,914,026) ..........................            13,086,083
  Fidelity Investments Variable Insurance Products Fund:
    Equity-Income Portfolio; 632,915 shares (cost $12,213,929) ..............................................            13,310,213
    Growth Portfolio; 162,252 shares (cost $4,757,662) ......................................................             5,052,529
    Overseas Portfolio; 28,255 shares (cost $494,386) .......................................................               532,327
  Fidelity Investments Variable Insurance Products Fund II:
    Asset Manager Portfolio; 83,295 shares (cost $1,275,209) ................................................             1,410,186
    Contrafund Portfolio; 417,373 shares (cost $6,180,807) ..................................................             6,911,690
 Janus Aspen Series:
    Aggressive Growth Portfolio; 529,766 shares (cost $9,413,853) ...........................................             9,662,927
    Balanced Portfolio; 242,000 shares (cost $3,331,182) ....................................................             3,574,345
    Growth Portfolio; 462,582 shares (cost $6,608,169) ......................................................             7,174,647
    Short-Term Bond Portfolio; 383,937 shares (cost $3,801,075) .............................................             3,827,848
    Worldwide Growth Portfolio; 510,038 shares (cost $9,042,860) ............................................             9,915,136
  Scudder Variable Life Investment Fund -
    International Portfolio; 801,151 shares (cost $9,370,711) ...............................................            10,615,255
  TCI Portfolios, Inc. - Growth Fund; 633,059 shares (cost $6,629,436) ......................................             6,482,525
                                                                                                                      -------------
NET ASSETS (cost $209,041,214) ..............................................................................         $ 223,173,883
                                                                                                                      =============

Net assets represented by:

Policyholders' account values: (Notes 1 and 5)
 Aetna Variable Fund:
    Policyholders' account values ...........................................................................         $ 92,871,626
 Aetna Income Shares:
    Policyholders' account values ...........................................................................           13,179,787
 Aetna Variable Encore Fund:
    Policyholders' account values ...........................................................................            9,092,185
 Aetna Investment Advisers Fund, Inc.:
    Policyholders' account values ...........................................................................           15,791,541
 Aetna Ascent Variable Portfolio:
    Policyholders' account values ...........................................................................              545,378
 Aetna Crossroads Variable Portfolio:
    Policyholders' account values ...........................................................................              123,692
 Aetna Legacy Variable Portfolio:
    Policyholders' account values ...........................................................................               13,963
 Alger American Small Capitalization Portfolio:
    Policyholders' account values ...........................................................................           13,086,083
 Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:
    Policyholders' account values ...........................................................................           13,310,213
   Growth Portfolio:
    Policyholders' account values ...........................................................................            5,052,529
   Overseas Portfolio:
    Policyholders' account values ...........................................................................              532,327
 Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:
    Policyholders' account values ...........................................................................            1,410,186
   Contrafund Portfolio:
    Policyholders' account values ...........................................................................            6,911,690

Variable Life Account B

Janus Aspen Series:
  Aggressive Growth Portfolio:
   Policyholders' account values ............................................................................         $  9,662,927
  Balanced Portfolio:
   Policyholders' account values ............................................................................            3,574,345
  Growth Portfolio:
   Policyholders' account values ............................................................................            7,174,647
  Short-Term Bond Portfolio:
   Policyholders' account values ............................................................................            3,827,848
  Worldwide Growth Portfolio:
   Policyholders' account values ............................................................................            9,915,136
Scudder Variable Life Investment Fund - International Portfolio:
   Policyholders' account values ............................................................................           10,615,255
TCI Portfolios, Inc. - Growth Fund:
   Policyholders' account values ............................................................................            6,482,525
                                                                                                                      -------------

                                                                                                                      $223,173,883
                                                                                                                      =============

See Notes to Financial Statements

Variable Life Account B

Statements of Operations and Changes in Net Assets

                                                                              Year Ended December 31,
                                                                            1996                  1995
                                                                       -------------         -------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
   Dividends ........................................................  $  13,813,478         $  12,965,237
Expenses: (Notes 2 and 5)
   Valuation Period Deductions ......................................     (1,905,137)           (1,149,801)
                                                                       -------------         -------------
Net investment income ...............................................     11,908,341            11,815,436
                                                                       -------------         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

Net realized gain on sales of investments: (Notes 1, 4 and 5)

  Proceeds from sales ...............................................     29,656,908            28,828,178
  Cost of investments sold ..........................................     26,434,292            25,993,679
                                                                       -------------         -------------
    Net realized gain ...............................................      3,222,616             2,834,499
Net unrealized gain (loss) on investments: (Note 5)
  Beginning of year .................................................      4,391,574            (4,407,131)
  End of year .......................................................     14,132,669             4,391,574
                                                                       -------------         -------------
    Net change in unrealized gain ...................................      9,741,095             8,798,705
                                                                       -------------         -------------
Net realized and unrealized gain on investments .....................     12,963,711            11,633,204
                                                                       -------------         -------------
Net increase in net assets resulting from operations ................     24,872,052            23,448,640
                                                                       -------------         -------------
FROM UNIT TRANSACTIONS:
Variable life premium payments ......................................    101,416,302            44,310,537
Sales and administrative charges deducted by the Company ............     (3,032,151)           (1,381,985)
Premiums allocated to the fixed account .............................     (3,127,437)           (3,260,098)
                                                                       -------------         -------------
    Net premiums allocated to the variable account ..................     95,256,714            39,668,454
Transfers to the Company for monthly deductions .....................    (15,491,673)          (11,297,188)
Redemptions by contract holders .....................................     (4,154,465)           (3,238,332)
Transfers on account of policy loans ................................     (3,783,533)           (2,076,373)
Other ...............................................................        (40,991)               41,863
                                                                       -------------         -------------
    Net increase in net assets from unit transactions (Note 5) ......     71,786,052            23,098,424
                                                                       -------------         -------------
Change in net assets ................................................     96,658,104            46,547,064
NET ASSETS:
Beginning of year ...................................................    126,515,779            79,968,715
                                                                       -------------         -------------
End of year .........................................................  $ 223,173,883         $ 126,515,779
                                                                       =============         =============

Variable Life Account B

Condensed Financial Information - Year Ended December 31, 1996

--------------------------------------------------------------------------------------------------------------------------------
                                                              Value       Increase(Decrease)        Units
                                                             Per Unit       in Value of          Outstanding          Reserves
                                                      Beginning   End of    Accumulation            at End             At End
                                                       of Year     Year        Unit               of Year             of Year
--------------------------------------------------------------------------------------------------------------------------------
Aetna Variable Fund:
Aetna Vest                                             $28.351    $34.932      23.21%           1,517,474.5         $53,008,643
Aetna Vest II                                           15.831     19.507      23.21%             794,275.5          15,493,624
Aetna Vest Plus                                         13.301     16.389      23.21%           1,323,444.4          21,689,765
Aetna Vest Estate Protector                             10.000     11.675      16.75%  (2)         11,748.7             137,170
Corporate Specialty Market                              12.016     14.805      23.21%             171,723.7           2,542,424
--------------------------------------------------------------------------------------------------------------------------------
Aetna Income Shares:
Aetna Vest                                             $21.305    $21.850      2.56%              279,436.3           6,105,721
Aetna Vest II                                           14.324     14.691      2.56%               67,932.7             997,974
Aetna Vest Plus                                         11.470     11.764      2.56%              132,814.7           1,562,403
Aetna Vest Estate Protector                             10.000     10.452      4.52%   (2)             17.0                 177
Corporate Specialty Market                              11.071     11.354      2.56%              397,512.3           4,513,512
--------------------------------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:
Aetna Vest                                             $15.891    $16.577      4.32%              165,067.7           2,736,269
Aetna Vest II                                           11.616     12.117      4.32%               17,257.4             209,105
Aetna Vest Plus                                         10.917     11.388      4.32%              277,635.4           3,161,633
Aetna Vest Estate Protector                             10.000     10.333      3.33%   (2)         55,176.3             570,162
Corporate Specialty Market                              10.444     10.895      4.32%              221,672.3           2,415,016
--------------------------------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:
Aetna Vest                                             $15.390    $17.547      14.02%             106,202.5           1,863,538
Aetna Vest II                                           15.561     17.742      14.02%             228,951.9           4,062,177
Aetna Vest Plus                                         13.050     14.880      14.02%             393,635.7           5,857,138
Corporate Specialty Market                              11.361     12.954      14.02%             309,462.5           4,008,688
--------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:
Aetna Vest                                             $10.000    $11.828      18.28%    (2)        3,460.3              40,930
Aetna Vest II                                           10.000     11.828      18.28%    (2)        2,054.0              24,295
Aetna Vest Plus                                         10.000     11.828      18.28%    (2)       40,593.4             480,153
--------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads Variable Portfolio:
Aetna Vest                                             $10.000    $11.474      14.74%    (2)           99.8               1,145
Aetna Vest Plus                                         10.000     11.474      14.74%    (2)       10,665.0             122,368
Aetna Vest Estate Protector                             10.000     11.487      14.87%    (2)           15.6                 179
--------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy Variable Portfolio:
Aetna Vest Plus                                        $10.000    $11.118      11.18%    (2)        1,255.9              13,963
--------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio:
Aetna Vest                                             $15.562    $16.051       3.14%              77,047.6           1,236,667
Aetna Vest II                                           15.563     16.052       3.14%              52,282.1             839,239
Aetna Vest Plus                                         15.555     16.043       3.14%             381,746.1           6,124,522
Aetna Vest Estate Protector                             10.000      9.982      (0.18%)   (2)       21,147.3             211,085
Corporate Specialty Market                              12.799     13.201       3.14%             354,114.8           4,674,570
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund :
 Equity-Income Portfolio:
Aetna Vest                                             $10.000    $10.871      8.71%   (2)          6,532.8              71,015
Aetna Vest II                                           10.000     10.871      8.71%   (2)          2,200.1              23,916
Aetna Vest Plus                                         10.000     10.871      8.71%   (2)        118,798.4           1,291,404
Aetna Vest Estate Protector                             10.000     10.883      8.83%   (2)         10,991.4             119,619
Corporate Specialty Market                              11.058     12.512     13.14%              943,466.6          11,804,259
--------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Corporate Specialty Market                              $9.911    $11.255      13.56%             448,921.8           5,052,529
--------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:
Corporate Specialty Market                             $10.029    $11.241      12.09%              47,354.8             532,327
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
Corporate Specialty Market                             $10.596    $12.022      13.46%             117,298.4           1,410,186
--------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:
Aetna Vest                                             $10.000    $11.525      15.25%    (2)       17,996.4             207,415
Aetna Vest II                                           10.000     11.525      15.25%    (2)        3,659.1              42,173
Aetna Vest Plus                                         10.000     11.525      15.25%    (2)       80,966.3             933,168
Aetna Vest Estate Protector                             10.000     11.538      15.38%    (2)       10,537.3             121,585
Corporate Specialty Market                              10.322     12.396      20.10%             452,333.3           5,607,349
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
 Aggressive Growth Portfolio:
Aetna Vest                                             $15.114    $16.153       6.87%              55,921.6             903,288
Aetna Vest II                                           15.114     16.153       6.87%              35,775.8             577,877
Aetna Vest Plus                                         15.114     16.153       6.87%             221,641.2           3,580,130


                                      S-5


Aetna Vest Estate Protector                             10.000      9.797      (2.03%)   (2)       15,306.0             149,948
Corporate Specialty Market                              11.340     12.120       6.87%             367,315.7           4,451,684
--------------------------------------------------------------------------------------------------------------------------------

Variable Life Account B

-------------------------------------------------------------------------------------------------------------------------------

                                                              Value       Increase(Decrease)        Units
                                                             Per Unit       in Value of          Outstanding         Reserves
                                                      Beginning   End of    Accumulation            at End            At End
                                                       of Year     Year        Unit               of Year            of Year
-------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
Aetna Vest                                             $12.142    $13.966      15.02%              6,502.2         $   90,808
Aetna Vest II                                           12.237     14.075      15.02%              4,206.4             59,204
Aetna Vest Plus                                         12.136     13.960      15.02%            124,211.8          1,733,938
Aetna Vest Estate Protector                             10.000     11.101      11.01%   (2)        3,134.9             34,800
Corporate Specialty Market                              10.643     12.242      15.02%            135,240.2          1,655,595
-------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Aetna Vest                                             $12.704    $14.898      17.27%             30,969.1            461,370
Aetna Vest II                                           12.692     14.884      17.27%             65,830.7            979,838
Aetna Vest Plus                                         12.674     14.863      17.27%            234,144.3          3,480,132
Aetna Vest Estate Protector                             10.000     10.857       8.57%   (2)        1,608.1             17,459
Corporate Specialty Market                              10.430     12.232      17.27%            182,790.8          2,235,848
-------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio:
Aetna Vest                                             $10.967    $11.289       2.94%                595.3              6,721
Aetna Vest II                                           10.955     11.277       2.94%                751.0              8,469
Aetna Vest Plus                                         10.925     11.247       2.94%             17,621.2            198,177
Corporate Specialty Market                              10.094     10.468       3.71%   (1)      345,277.1          3,614,481
-------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:
Aetna Vest                                             $12.809    $16.364      27.75%             75,637.0          1,237,686
Aetna Vest II                                           12.813     16.368      27.75%             50,270.3            822,823
Aetna Vest Plus                                         12.797     16.348      27.75%            279,744.3          4,573,155
Aetna Vest Estate Protector                             10.000     11.811      18.11%   (2)       10,429.7            123,180
Corporate Specialty Market                              10.964     13.459      22.76%   (3)      234,655.4          3,158,292
-------------------------------------------------------------------------------------------------------------------------------
Scudder Variable Life Investment Fund -
 International Portfolio:
Aetna Vest                                             $12.798    $14.543      13.63%            164,419.0          2,391,112
Aetna Vest II                                           12.719     14.453      13.63%             48,351.0            698,823
Aetna Vest Plus                                         12.648     14.373      13.63%            360,050.5          5,174,856
Aetna Vest Estate Protector                             10.000     10.898       8.98%   (2)        4,363.0             47,548
Corporate Specialty Market                              10.598     12.043      13.63%            191,221.6          2,302,916
-------------------------------------------------------------------------------------------------------------------------------
TCI Portfolios, Inc. - Growth Fund:
Aetna Vest                                             $13.248    $12.534      (5.39%)            84,078.3          1,053,865
Aetna Vest II                                           13.307     12.590      (5.39%)            29,273.6            368,568
Aetna Vest Plus                                         13.126     12.419      (5.39%)           361,778.0          4,492,803
Aetna Vest Estate Protector                             10.000      9.511      (4.89%)  (2)           29.2                278
Corporate Specialty Market                              12.005     11.358      (5.39%)            49,922.3            567,011
-------------------------------------------------------------------------------------------------------------------------------


Notes to Condensed Financial Information:


(1) - Reflects less than a full year of performance activity. Funds were first received in this option during February 1996.

(2) - Available for investment less than 1 year, contract commenced operations during March 1996.

(3) - Reflects less than a full year of performance activity. Funds were first received in this option during March 1996.


See Notes to Financial Statements

Variable Life Account B

Notes to Financial Statements - December 31, 1996

1. Summary of Significant Accounting Policies

   Variable Life Account B ("Account") is a separate account established by Aetna Life Insurance and Annuity Company and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a.  Valuation of Investments

   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on December 31, 1996:

   Aetna Variable Fund                      Janus Aspen Series:
   Aetna Income Shares                      [bullet] Aggressive Growth Portfolio
   Aetna Variable Encore Fund               [bullet] Balanced Portfolio
   Aetna Investment Advisers Fund, Inc.     [bullet] Growth Portfolio
   Aetna Ascent Variable Portfolio          [bullet] Short-Term Bond Portfolio
   Aetna Crossroads Variable Portfolio      [bullet] Worldwide Growth Portfolio
   Aetna Legacy Variable Portfolio          Scudder Variable Life
   Alger American Small                       Investment Fund -
     Capitalization Portfolio               International Portfolio
   Fidelity Investments Variable Insurance  TCI Portfolios, Inc. - Growth
      Products Fund:                          Fund
   [bullet] Equity-Income Portfolio
   [bullet] Growth Portfolio
   [bullet] Overseas Portfolio
   Fidelity Investments Variable Insurance
      Products Fund II:
   [bullet] Asset Manager Portfolio
   [bullet] Contrafund Portfolio

   b.  Other

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c.  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the total operations of Aetna Life Insurance and Annuity Company ("Company") which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.

Variable Life Account B

3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain (loss) on investments in the Statements of Operations and Changes in Net Assets.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1996 and December 31, 1995 aggregated $113,349,117 and $29,656,908 and $71,231,087 and $28,828,178,
   respectively.

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets - Year Ended December 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                            Valuation       Proceeds        Cost of            Net
                                                              Period          from        Investments       Realized
                                            Dividends       Deductions       Sales           Sold          Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
Aetna Variable Fund:                      $  9,712,578   $   (991,737)   $  5,373,083   $  4,466,494   $    906,589
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Income Shares:                           810,294       (121,325)      1,564,483      1,544,041         20,442
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:                    477,308        (71,555)      9,490,775      9,560,169        (69,394)
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:        1,201,085       (127,990)      1,717,127      1,435,761        281,366
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:                18,222         (1,210)        127,981        124,671          3,310
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads Variable Portfolio:             2,462            (91)          1,317          1,263             54
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy Variable Portfolio:                   671            (36)            503            486             17
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization
   Portfolio:                                   33,925        (93,143)      2,003,029      1,400,608        602,421
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable
 Insurance Products Fund:
Equity-Income Portfolio:                        19,619        (57,181)        625,427        574,716         50,711
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                               85,627        (30,149)        243,345        245,938         (2,593)
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:                             14,172         (4,004)        478,644        450,003         28,641
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable
 Insurance Products Fund II:
Asset Manager Portfolio:                        62,788        (13,383)        981,022        966,124         14,898
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                           10,199        (36,829)        353,531        314,886         38,645
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                    79,809        (68,571)      1,171,119        858,482        312,637
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:                             70,301        (23,444)        452,062        367,517         84,545
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                              140,964        (46,593)        808,709        590,651        218,058
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio:                      84,482        (17,596)        424,360        415,377          8,983
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                    105,214        (49,874)      1,127,422        777,300        350,122
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Scudder Variable Life Investment Fund -
International Portfolio:                       173,534        (85,922)      1,752,475      1,537,715        214,760
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
TCI Portfolios, Inc. - Growth Fund:            710,224        (64,504)        960,494        802,090        158,404
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Total Variable Life Account B             $ 13,813,478   $ (1,905,137)   $ 29,656,908   $ 26,434,292   $  3,222,616
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                               Net Unrealized                              Net
                                                 Gain (Loss)               Net        Increase(Decrease)         Net Assets
                                           ---------------------        Change in       In Net Assets    ---------------------------
                                           Beginning        End         Unrealized        from Unit      Beginning            End
                                           of Year        of Year       Gain (Loss)     Transactions      of Year           of Year
------------------------------------------------------------------------------------------------------------------------------------
Aetna Variable Fund:                   $     65,391    $  7,294,643    $  7,229,252    $  5,056,913    $ 70,958,031   $ 92,871,626
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Income Shares:                        189,278        (190,180)       (379,458)      2,798,667      10,051,167     13,179,787
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:                 138,935         106,394         (32,541)      3,268,179       5,520,188      9,092,185
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:     1,031,584       1,383,931         352,347       4,815,033       9,269,700     15,791,541
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:                  0          15,645          15,645         509,411               0        545,378
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads Variable Portfolio:              0            (191)           (191)        121,458               0        123,692
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy Variable Portfolio:                  0              20              20          13,291               0         13,963
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization
   Portfolio:                               595,950         172,057        (423,893)      7,688,994       5,277,779     13,086,083
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable
 Insurance Products Fund:
Equity-Income Portfolio:                     28,202       1,096,283       1,068,081      11,810,807         418,176     13,310,213
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                           (36,211)        294,867         331,078       3,470,007       1,198,559      5,052,529
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:                          21,923          37,941          16,018        (102,302)        579,802        532,327
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable
 Insurance Products Fund II:
Asset Manager Portfolio:                     47,435         134,978          87,543         298,650         959,690      1,410,186
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                        10,253         730,883         720,630       5,090,135       1,088,910      6,911,690
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                376,606         249,074        (127,532)      5,949,433       3,517,151      9,662,927
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:                          60,589         243,163         182,574       2,648,699         611,670      3,574,345
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                           196,848         566,478         369,630       3,974,072       2,518,516      7,174,647
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio:                    6,078          26,773          20,695       3,383,696         347,588      3,827,848
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                 227,523         872,277         644,754       7,436,957       1,427,963      9,915,136
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Scudder Variable Life Investment Fund-
International Portfolio:                    431,463       1,244,544         813,081       2,808,258       6,691,544     10,615,255
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
TCI Portfolios, Inc. - Growth Fund:         999,727        (146,911)     (1,146,638)        745,694       6,079,345      6,482,525
PolicyHolders' account values
------------------------------------------------------------------------------------------------------------------------------------
Total Variable Life Account B          $  4,391,574    $ 14,132,669    $  9,741,095    $ 71,786,052    $126,515,779   $223,173,883
====================================================================================================================================

                          Independent Auditors' Report


The Board  of  Directors  of  Aetna  Life  Insurance  and
  Annuity Company and Policyholders of Variable Life Account B:


We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") as of December 31, 1996, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and condensed financial information for the year ended December 31, 1996. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Life Account B as of December 31, 1996, the results of its operations and the changes in its net assets for each of the years in the two-year period then ended, and condensed financial information for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

                                              KPMG Peat Marwick LLP

Hartford, Connecticut
February 14, 1997

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBIDIARIES

                   Index to Consolidated Financial Statements

                                                                            Page

Independent Auditors' Report                                                 F-2

Consolidated Financial Statements:

   Consolidated Statements of Income for the Years Ended
     December 31, 1996, 1995 and 1994                                        F-3

   Consolidated Balance Sheets as of December 31, 1996
     and 1995                                                                F-4

   Consolidated Statements of Changes in Shareholder's Equity
     for the Years Ended December 31, 1996, 1995 and 1994                    F-5

   Consolidated Statements of Cash Flows for the Years
     Ended December 31, 1996, 1995 and 1994                                  F-6

   Notes to Consolidated Financial Statements                                F-7

                          Independent Auditors' Report

The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
February 4, 1997

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                    Consolidated Statements of Income
                               (millions)

                                                Years Ended December 31,
                                           --------------------------------
                                              1996        1995       1994
                                              ----        ----       ----

Revenue:
  Premiums                                   $133.6      $212.7     $191.6
  Charges assessed against policyholders      396.5       318.9      279.0
  Net investment income                     1,045.6     1,004.3      917.2
  Net realized capital gains                   19.7        41.3        1.5
  Other income                                 45.4        42.0       10.3
                                            -------     -------    -------
    Total revenue                           1,640.8     1,619.2    1,399.6
                                            -------     -------    -------

Benefits and expenses:
  Current and future benefits                 968.6       997.2      921.5
  Operating expenses                          342.2       310.8      225.7
  Amortization of deferred policy
   acquisition costs                           69.8        48.0       31.5
  Severance and facilities charges             61.3        --         --
                                            -------     -------    -------
    Total benefits and expenses             1,441.9     1,356.0    1,178.7
                                            -------     -------    -------

Income before income taxes                    198.9       263.2      220.9

Income taxes                                   57.8        87.3       75.6
                                            -------     -------    -------
Net income                                   $141.1      $175.9     $145.3
                                            =======     =======    =======




See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                         Consolidated Balance Sheets
                        (millions, except share data)


                                                           December 31,
                                                    -------------------------
                                                      1996             1995
                                                      ----             ----
Assets
------

Investments:
  Debt securities, available for sale:
   (amortized cost: $12,539.1 and $11,923.7)        $12,905.5        $12,720.8
  Equity securities, available for sale:
   Non-redeemable preferred stock
    (cost: $107.6 and $51.3)                            119.0             57.6
   Investment in affiliated mutual funds
    (cost: $77.3 and $173.4)                             81.1            191.8
   Common stock (cost: $0.0 and $6.9)                     0.3              8.2
   Short-term investments                                34.8             15.1
   Mortgage loans                                        13.0             21.2
   Policy loans                                         399.3            338.6
                                                    ---------        ---------
       Total investments                             13,553.0         13,353.3

  Cash and cash equivalents                             459.1            568.8
  Accrued investment income                             159.0            175.5
  Premiums due and other receivables                     26.6             37.3
  Deferred policy acquisition costs                   1,515.3          1,341.3
  Reinsurance loan to affiliate                         628.3            655.5
  Other assets                                           33.7             26.2
  Separate Account assets                            15,318.3         10,987.0
                                                    ---------        ---------
       Total assets                                 $31,693.3        $27,144.9
                                                    =========        =========

Liabilities and Shareholder's Equity
-------------------------------------

Liabilities:
  Future policy benefits                             $3,617.0          $3,594.6
  Unpaid claims and claim expenses                       28.9              27.2
  Policyholders' funds left with the Company         10,663.7          10,500.1
                                                    ---------         ---------
      Total insurance reserve liabilities            14,309.6          14,121.9
  Other liabilities                                     354.7             257.2
  Income taxes:
    Current                                              20.7              26.2
    Deferred                                             80.5             169.6
  Separate Account liabilities                       15,318.3          10,987.0
                                                    ---------         ---------
      Total liabilities                              30,083.8          25,561.9
                                                    ---------         ---------

Shareholder's equity:
  Common stock, par value $50 (100,000 shares
   authorized; 55,000 shares issued and
   outstanding)                                           2.8               2.8
  Paid-in capital                                       418.0             407.6
  Net unrealized capital gains                           60.5             132.5
  Retained earnings                                   1,128.2           1,040.1
                                                    ---------         ---------

      Total shareholder's equity                      1,609.5           1,583.0
                                                    ---------         ---------

       Total liabilities and shareholder's equity   $31,693.3         $27,144.9
                                                    =========         =========


See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

          Consolidated Statements of Changes in Shareholder's Equity
                                 (millions)


                                                  Years Ended December 31,
                                             -----------------------------------
                                                  1996       1995      1994
                                                  ----       ----      ----

Shareholder's equity, beginning of year         $1,583.0   $1,088.5   $1,246.7

Capital contributions                               10.4      --         --

Net change in unrealized capital gains (losses)    (72.0)     321.5     (303.5)

Net income                                         141.1      175.9      145.3

Other changes                                      (49.5)     --         --

Common stock dividends declared                     (3.5)      (2.9)     --
                                                --------   --------   --------
Shareholder's equity, end of year               $1,609.5   $1,583.0   $1,088.5
                                                ========   ========   ========



See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                   Consolidated Statements of Cash Flows
                                 (millions)




                                                                  Years Ended December 31,
                                                           -------------------------------------
                                                               1996        1995         1994
                                                               ----        ----         ----
Cash Flows from Operating Activities:
  Net income                                                  $141.1       $175.9       $145.3
  Adjustments to reconcile net income to net
   cash (used for) provided by operating activities:
  Decrease (increase) in accrued investment income              16.5        (33.3)       (17.5)
  Decrease in premiums due and other receivables                 1.6         25.4          1.3
  Increase in policy loans                                     (60.7)       (89.9)       (46.0)
  Increase in deferred policy acquisition costs               (174.0)      (177.0)      (105.9)
  Decrease in reinsurance loan to affiliate                     27.2         34.8         27.8
  Net increase in universal life account balances              243.2        393.4        164.7
  (Decrease) increase in other insurance
   reserve liabilities                                        (211.5)        79.0         75.1
  Net increase in other liabilities and other assets             3.1         13.0         52.5
  Decrease in income taxes                                     (26.7)        (4.5)       (10.3)
  Net accretion of discount on investments                     (68.0)       (66.4)       (77.9)
  Net realized capital gains                                   (19.7)       (41.3)        (1.5)
  Other, net                                                     1.1          --          (1.0)
                                                            --------     --------     --------
    Net cash (used for) provided by operating activities      (126.8)       309.1        206.6
                                                            --------     --------     --------

Cash Flows from Investing Activities:
  Proceeds from sales of:
   Debt securities available for sale                        5,182.2      4,207.2      3,593.8
   Equity securities                                           190.5        180.8         93.1
   Mortgage loans                                                8.7         10.7         --
   Limited partnership                                          --           26.6         --
  Investment maturities and collections of:
   Debt securities available for sale                          885.2        583.9      1,289.2
   Short-term investments                                       35.0        106.1         30.4
  Cost of investment purchases in:
   Debt securities available for sale                       (6,534.3)    (6,034.0)    (5,621.4)
   Equity securities                                          (118.1)      (170.9)      (162.5)
   Short-term investments                                      (54.7)       (24.7)      (106.1)
   Mortgage loans                                               --          (21.3)        --
   Limited partnership                                          --           --          (25.0)
  Other, net                                                   (17.6)        --           --
                                                            --------     --------     --------
    Net cash used for investing activities                    (423.1)    (1,135.6)      (908.5)
                                                            --------     --------     --------

Cash Flows from Financing Activities:
  Deposits and interest credited for investment contracts    1,579.5      1,884.5      1,737.8
  Withdrawals of investment contracts                       (1,146.2)    (1,109.6)      (948.7)
  Additional capital contributions                              10.4         --           --
  Dividends paid to shareholder                                 (3.5)        (2.9)        --
                                                            --------     --------     --------
    Net cash provided by financing activities                  440.2        772.0        789.1
                                                            --------     --------     --------

Net (decrease) increase in cash and cash equivalents          (109.7)       (54.5)        87.2
Cash and cash equivalents, beginning of year                   568.8        623.3        536.1
                                                            --------     --------     --------

Cash and cash equivalents, end of year                        $459.1       $568.8       $623.3
                                                            ========     ========     ========

Supplemental cash flow information:
  Income taxes paid, net                                       $85.5        $92.8        $85.9
                                                            ========     ========     ========

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                   Notes to Consolidated Financial Statements

1.   Summary of Significant Accounting Policies

     Aetna Life Insurance and Annuity Company and its wholly owned subsidiaries (collectively, the "Company") is a provider of financial services and life insurance products in the United States. The Company has two business segments: financial services and individual life insurance.

     Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services, financial planning and pension plan administrative services.

     Individual life insurance products include universal life, variable universal life, traditional whole life and term insurance.

     Basis of Presentation

     The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiaries, Aetna Insurance Company of America and Aetna Private Capital, Inc. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1995 and 1994 financial information to conform to the 1996 presentation.

     Future Application of Accounting Standards

     Financial Accounting Standard ("FAS") No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996. This statement provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. Transactions covered by this statement would include securitizations, sales of partial interests in assets, repurchase agreements and securities lending. This statement requires that after a transfer of financial assets, an entity would recognize any assets it controls and liabilities it has incurred. An entity would not recognize assets when control has been surrendered or liabilities have been satisfied. Portions of this statement are effective for each of 1997 and 1998 financial statements and early adoption is not permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

     Investments

     All of the Company's debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available for sale other than amounts allocable to experience rated contractholders, are reflected in shareholder's equity, net of related taxes.

     Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

     Purchases and sales of debt and equity securities are recorded on the trade date.

     The investment in affiliated mutual funds primarily represents an investment in the Aetna Series Fund, Inc., a retail mutual fund which has been seeded by the Company, and is carried at fair value.

     Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

     Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains and losses on the hedging instrument are reflected in net realized capital gains or losses.

     Swap agreements which are designated as interest rate risk management instruments at inception are accounted for using the accrual method. Accordingly, the difference between amounts paid and received on such agreements is reported in net investment income. There is no recognition in the Consolidated Balance Sheets for changes in the fair value of the agreement.

     Deferred Policy Acquisition Costs

     Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods (up to 20 years). For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years).

     Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

     Insurance Reserve Liabilities

     Future Policy Benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon. Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 12.00%. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Policyholders' Funds Left With the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 4.00% to 7.00%), net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

     Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

     Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

     For universal life and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments begin under contracts with life contingent payouts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity, reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

     Separate Accounts

     Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund, the Aetna Series Fund Inc., or the Aetna Generation Funds (collectively, "Funds"), which are managed by the Company, or other selected mutual funds not managed by the Company.

     Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option. Since the Company bears the investment risk where the contract is held to maturity, the assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $515.6 million for 1996 (fair value $523.0 million) and $322.2 million for 1995 (fair value $343.9 million). Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.10% to 8.00% in 1996 and 4.50% to 8.38% in 1995.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains and losses on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

     Income Taxes

     The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments

     Debt securities available for sale as of December 31, 1996 were as follows:

                                                          Gross       Gross
                                            Amortized  Unrealized   Unrealized    Fair
                                              Cost        Gains       Losses     Value
                                              ----        -----       ------     -----
                                                       (millions)
U.S. government and government
   agencies and authorities                $ 1,072.4   $    20.5   $     4.5   $ 1,088.4

States, municipalities and political
   subdivisions                                  6.0         1.2        --           7.2

U.S. corporate securities:
     Financial                               2,143.4        43.1         9.7     2,176.8
     Food & fiber                              198.2         4.6         1.3       201.5
     Healthcare & consumer products            735.9        20.2         6.3       749.8
     Media & broadcast                         274.9         7.0         2.8       279.1
     Natural resources                         187.7         4.5         0.4       191.8
     Transportation & capital goods            521.9        22.0         1.8       542.1
     Utilities                                 448.8        14.8         2.8       460.8
     Other                                     141.5         3.0        --         144.5
                                           ---------   ---------   ---------   ---------
   Total U.S. corporate securities           4,652.3       119.2        25.1     4,746.4

Foreign Securities:
     Government                                758.6        36.0         5.7       788.9
     Utilities                                 187.8        16.1        --         203.9
     Other                                     945.5        30.9         6.3       970.1
                                           ---------   ---------   ---------   ---------
   Total foreign securities                  1,891.9        83.0        12.0     1,962.9

Residential mortgage-backed securities:
     Pass-throughs                             792.2        78.3         3.1       867.4
     Collateralized mortgage obligations     2,227.8        94.9        13.7     2,309.0
                                           ---------   ---------   ---------   ---------
Total residential mortgage-
   backed securities                         3,020.0       173.2        16.8     3,176.4

Commercial/Multifamily mortgage-
   backed securities                         1,008.7        24.8         5.6     1,027.9

Other asset-backed securities                  887.8        10.7         2.2       896.3
                                           ---------   ---------   ---------   ---------

Total Debt Securities                      $12,539.1   $   432.6   $    66.2   $12,905.5
                                           =========   =========   =========   =========

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Debt securities available for sale as of December 31, 1995 were as follows:

                                                          Gross       Gross
                                            Amortized  Unrealized   Unrealized    Fair
                                              Cost        Gains       Losses     Value
                                              ----        -----       ------     -----
                                                       (millions)
U.S. government and government
   agencies and authorities                $   539.5   $    47.5   $    --     $   587.0

States, municipalities and political
   subdivisions                                 41.4        12.4        --          53.8

U.S. Corporate securities:
     Financial                               2,764.4       110.3         2.1     2,872.6
     Food & fiber                              310.8        20.8         0.6       331.0
     Healthcare & consumer products            766.0        59.2         0.2       825.0
     Media & broadcast                         191.7        10.0        --         201.7
     Natural resources                         186.9        12.6         0.2       199.3
     Transportation & capital goods            602.4        46.7         0.2       648.9
     Utilities                                 454.4        27.8         1.0       481.2
     Other                                     119.9        10.2        --         130.1
                                           ---------   ---------   ---------   ---------
   Total U.S. corporate securities           5,396.5       297.6         4.3     5,689.8

Foreign securities:
     Government                                316.4        26.1         2.0       340.5
     Utilities                                 236.3        32.9                   269.2
     Other                                     749.9        60.5         3.5       806.9
                                           ---------   ---------   ---------   ---------
   Total foreign securities                  1,302.6       119.5         5.5     1,416.6

Residential mortgage-backed securities:
     Pass-throughs                             556.7        99.2         1.8       654.1
     Collateralized mortgage obligations     2,383.9       167.6         2.2     2,549.3
                                           ---------   ---------   ---------   ---------
Total residential mortgage-
   backed securities                         2,940.6       266.8         4.0     3,203.4

Commercial/multifamily mortgage-
   backed securities                           741.9        32.3         0.2       774.0

Other asset-backed securities                  961.2        35.5         0.5       996.2
                                           ---------   ---------   ---------   ---------

Total Debt Securities                      $11,923.7   $   811.6   $    14.5   $12,720.8
                                           =========   =========   =========   =========


            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     At December 31, 1996 and 1995, net unrealized appreciation of $366.4 million and $797.1 million, respectively, on available for sale debt securities included $288.5 million and $619.1 million, respectively, related to experience rated contracts, which were not reflected in shareholder's equity but in Future Policy Benefits and Policyholders' Funds Left With the Company.

     The amortized cost and fair value of debt securities for the year ended December 31, 1996 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                                      Amortized          Fair
                                                         Cost            Value
                                                      ---------          -----
                                                               (millions)
      Due to mature:
        One year or less                              $   424.4        $   425.7
        After one year through five years               2,162.4          2,194.2
        After five years through ten years              2,467.4          2,509.6
        After ten years                                 2,568.4          2,675.4
        Mortgage-backed securities                      4,028.7          4,204.3
        Other asset-backed securities                     887.8            896.3
                                                      ---------        ---------
               Total                                  $12,539.1        $12,905.5
                                                      =========        =========

     The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. At December 31, 1996 and 1995, the Company had loaned securities (which are reflected as invested assets) with a market value of approximately $444.7 million and $264.5 million, respectively.

     At December 31, 1996 and 1995, debt securities carried at $7.6 million and $7.4 million, respectively, were on deposit as required by regulatory authorities.

     The carrying value of non-income producing investments was $0.9 million and $0.1 million at December 31, 1996 and 1995, respectively.

     The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1996.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Included in the Company's total debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                         1996                   1995
                                                         ----                   ----
                                                    Fair     Amortized     Fair      Amortized
                                                   Value        Cost      Value         Cost
                                                   -----        ----      -----         ----
                                                                  (millions)
     Total residential CMOs (1)                  $2,309.0    $2,227.8    $2,549.4    $2,383.9
                                                 ========    ========    ========    ========
     Percentage of total:
       Supporting experience rated products          84.2%                   85.3%
       Supporting remaining products                 15.8%                   14.7%
                                                 --------                --------
                                                    100.0%                  100.0%
                                                 ========                ========

     (1) At December 31, 1996 and 1995, approximately 71% and 81%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

     There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated.

     At December 31, 1996 and 1995, approximately 68% and 79%, respectively, of the Company's CMO holdings were in planned amortization class ("PAC") and sequential structure tranches, which are subject to less prepayment and extension risk than other types of CMO instruments. At December 31, 1996 and 1995, approximately 3% of the Company's CMO holdings were in the interest-only ("IOs") and principal-only ("POs") tranches, which are subject to more prepayment and extension risks than other types of CMO instruments. Remaining CMO holdings are in other tranches that have prepayment and extension risks which fall between the degree of risk associated with PACs and sequentials, and IOs and POs.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Investments in available for sale equity securities were as follows:

                                             Gross         Gross
                              Amortized      Unrealized    Unrealized   Fair
                                 Cost        Gains         Losses       Value
                                 ----        ----------    ----------   -----
                                                  (millions)
       1996
       Equity Securities       $ 184.9       $  16.3       $   0.8      $ 200.4
                               =======       =======       =======      =======
       1995
       Equity Securities       $ 231.6       $  27.2       $   1.2      $ 257.6
                               =======       =======       =======      =======

3.   Financial Instruments

     Estimated Fair Value

     The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1996 and 1995 were as follows:

                                                    1996                    1995
                                             ------------------       -----------------
                                             Carrying     Fair        Carrying    Fair
                                             Value        Value       Value       Value
                                             -----        -----       -----       -----
                                                         (millions)
Assets:
    Mortgage loans                           $    13.0    $    13.2   $    21.2   $    21.9
Liabilities:
    Investment contract liabilities:
          With a fixed maturity              $ 1,014.1    $ 1,028.8   $   989.1   $ 1,001.2
          Without a fixed maturity             9,649.6      9,427.6     9,511.0     9,298.4

     Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

     Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

     Investment contract liabilities (included in Policyholders' Funds Left With the Company):

     With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

     Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

     Off-Balance-Sheet and Other Financial Instruments (including Derivative Financial Instruments)

     The Company uses off-balance-sheet and other financial instruments primarily to manage portfolio risks, including interest rate, prepayment/call, credit, price, and liquidity risks. In 1996, Treasury futures contracts were used to manage interest rate risk in the Company's bond portfolio and stock index futures contracts were used to manage price risk in the Company's equity portfolio. In 1996 and 1995, interest rate swaps and forward commitments to enter into interest rate swaps, respectively, were also used to manage interest rate risk in the Company's bond portfolio.

     Futures Contracts:

     Futures contracts represent commitments to either purchase or sell underlying assets at a specified future date. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. There were no futures contracts open as of December 31, 1996 and 1995.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Interest Rate Swaps:

     Under interest rate swaps, the Company agrees with other parties to exchange interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made. A single net payment is usually made by one counterparty at each due date or upon termination of the contract. The Company would be exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, however, the Company controls its exposure to credit risk through credit approvals, credit limits and regular monitoring procedures. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. There were no interest rate swap agreements open as of December 31, 1996. At December 31, 1995, the Company had an open forward swap agreement with a notional amount of $100.0 million and a fair value of $0.1 million.

     During 1995, the Company received $0.4 million for writing call options on underlying securities. The Company did not write any call options in 1996. As of December 31, 1996 and 1995, there were no option contracts outstanding.

     The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short or long term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1996 was as follows:

                                                          Amortized      Fair
                                                             Cost        Value
                                                             ----        -----
                                                                 (millions)

       Residential collateralized mortgage obligations    $ 2,227.8    $ 2,309.0
            Principal-only strips (included above)             44.5         53.3
            Interest-only strips (included above)              10.3         22.8
       Other structured securities with derivative
            characteristics (1)                               126.3        129.2

     (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

4.   Net Investment Income

     Sources of net investment income were as follows:
                                                1996         1995         1994
                                                ----         ----         ----
                                                          (millions)

     Debt securities                         $  945.3     $  891.5     $  823.9
     Preferred stock                              5.9          4.2          3.9
     Investment in affiliated mutual funds       14.3         14.9          5.2
     Mortgage loans                               2.2          1.4          1.4
     Policy loans                                18.4         13.7         11.5
     Reinsurance loan to affiliate               44.1         46.5         51.5
     Cash equivalents                            29.4         38.9         29.5
     Other                                        2.1          8.4          6.7
                                             --------     --------     --------
     Gross investment income                  1,061.7      1,019.5        933.6
     Less investment expenses                   (16.1)       (15.2)       (16.4)
                                             --------     --------     --------
     Net investment income                   $1,045.6     $1,004.3     $  917.2
                                             ========     ========     ========

     Net investment income includes amounts allocable to experience rated contractholders of $787.6 million, $744.2 million and $677.1 million for the years ended December 31, 1996, 1995 and 1994, respectively. Interest credited to contractholders is included in Current and Future Benefits.

5.  Dividend Restrictions and Shareholder's Equity

     The Company paid $3.5 million in cash dividends to HOLDCO in 1996. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

     The amount of dividends that may be paid to the shareholder in 1997 without prior approval by the Insurance Commissioner of the State of Connecticut is $71.1 million.

     The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $57.8 million, $70.0 million and $64.9 million for the years ended December 31, 1996, 1995 and 1994, respectively. Statutory capital and surplus was $713.6 million and $670.7 million as of December 31, 1996 and 1995, respectively.

     As of December 31, 1996 the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations

     Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

     Net realized capital gains on investments were as follows:

                                                  1996        1995        1994
                                                  ----        ----        ----
                                                           (millions)

       Debt securities                         $   11.1     $  32.8     $   1.0
       Equity securities                            8.6         8.3         0.2
       Mortgage loans                               --          0.2         0.3
                                               --------     --------    -------
       Pretax realized capital gains           $   19.7     $  41.3     $   1.5
                                               ========     =======     =======
       After tax realized capital gains        $   13.0     $  25.8     $   1.0
                                               ========     =======     =======

     Net realized capital gains of $53.1 million and $61.1 million for 1996 and 1995, respectively, and net realized capital losses of $29.1 million for 1994, allocable to experience rated contracts, were deducted from net realized capital gains (losses) and an offsetting amount was reflected in policyholder funds' left with the Company. Net unamortized gains were $53.3 million and $7.3 million at December 31, 1996 and 1995, respectively.

     Changes to the mortgage loan valuation reserve and writedowns on debt securities for other than temporary declines in value are included in net realized capital gains (losses) and amounted to $(3.3) million, $3.1 million and $1.1 million, of which $(3.2) million, $2.2 million and $0.8 million were allocable to experience rated contractholders, for the years ended December 31, 1996, 1995 and 1994, respectively. There was no valuation reserve for mortgage loans at December 31, 1996 or at December 31, 1995.

     Proceeds from the sale of available for sale debt securities and the related gross gains and losses were as follows:

                                           1996          1995            1994
                                           ----          ----            ----
                                                      (millions)

     Proceeds on Sales                   $5,182.2      $4,207.2       $3,593.8
     Gross gains                             24.3          44.6           26.6
     Gross losses                            13.2          11.8           25.6

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in shareholder's equity related to changes in unrealized capital gains (losses), (excluding those related to experience rated contractholders), were as follows:

                                                 1996         1995        1994
                                                 ----         ----        ----
                                                         (millions)

     Debt securities                          $ (100.1)    $  255.9    $ (242.1)
     Equity securities                           (10.5)        27.3       (13.3)
     Limited partnership                           --           1.8        (1.8)
                                              --------     --------    --------
                                                (110.6)       285.0      (257.2)

     Deferred income taxes (See Note 8)          (38.6)       (36.5)       46.3
                                              --------     --------    --------
     Net change in unrealized
        capital gains (losses)                $  (72.0)    $  321.5    $ (303.5)
                                              ========     ========    ========

     Net unrealized capital gains allocable to experience rated contracts of $245.2 million and $43.3 million at December 31, 1996 and $515.0 million and $104.1 million at December 31, 1995 are reflected on the Consolidated Balance Sheets in Policyholders' Funds Left With the Company and Future Policy Benefits, respectively, and are not included in shareholder's equity.

     Shareholder's equity included the following unrealized capital gains (losses), which are net of amounts allocable to experience rated contractholders, at December 31:

                                               1996         1995          1994
                                               ----         ----          ----
                                                          (millions)
     Debt securities
       Gross unrealized capital gains         $101.7       $179.3       $  27.4
       Gross unrealized capital losses         (23.8)        (1.3)       (105.2)
                                              ------       ------       --------
                                                77.9        178.0         (77.8)
     Equity securities
       Gross unrealized capital gains           16.3         27.2           6.5
       Gross unrealized capital losses          (0.8)        (1.2)         (7.9)
                                              ------       ------       --------
                                                15.5         26.0          (1.4)
     Limited Partnership                        --           --            --
       Gross unrealized capital gains           --           --            --
       Gross unrealized capital losses          --           --            (1.8)
                                              ------       ------       --------
                                                --           --            (1.8)

     Deferred income taxes (See Note 8)         32.9         71.5         108.0
                                              ------       ------       --------

     Net unrealized capital gains (losses)    $ 60.5       $132.5       $(189.0)
                                              ======       ======       ========

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

7.   Severance and Facilities Charges

     Severance and facilities charges during 1996, as described below, included the following (pretax):

                                                    Vacated
                                          Asset      Leased             Corporate
(Millions)                   Severance  Write-Off   Property     Other  Allocation    Total
--------------------------------------------------------------------------------------------
Financial Services             $ 29.1     $  1.0     $  1.3     $  1.7     $ --       $ 33.1
Individual Life Insurance        12.5        0.4        0.5        0.8       --         14.2
Corporate Allocation             --         --         --         --         14.0       14.0
                             ---------------------------------------------------------------
   Total Company               $ 41.6     $  1.4     $  1.8     $  2.5     $ 14.0     $ 61.3
--------------------------------------------------------------------------------------------

     In the third quarter of 1996, the Company recorded a $30.7 million after tax ($47.3 million pretax) charge principally related to actions taken or expected to be taken to improve its cost structure relative to its competitors. The severance portion of the charge is based on a plan to eliminate 702 positions (primarily customer service, sales and information technology support staff). The facilities portion of the charge is based on a plan to consolidate sales/service field offices.

     In addition to the above charge, Aetna recorded a facilities and severance charge in the second quarter of 1996, primarily as a result of actions taken or expected to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations. The cost allocated to the Company associated with this charge was $9.1 million after tax ($14.0 million pretax).

     The activity during 1996 within the severance and facilities reserve (pretax, in millions) and the number of positions eliminated related to such actions were as follows:

                                                    Reserve            Positions
     ---------------------------------------------------------------------------
       Beginning of year                           $   --                 --
       Severance and facilities charges               47.3                702
       Corporate Allocation                           14.0                --
       Actions taken (1)                             (13.4)              (178)
                                                 -------------------------------
          End of year                              $  47.9                524
     ---------------------------------------------------------------------------

     (1) Includes $8.0 million of severance-related actions and $4.1 million of corporate allocation-related actions.

     The Company's severance actions are expected to be substantially completed by March 31, 1998. The corporate allocation actions and the vacating of the leased office space are expected to be substantially completed in 1997.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes

     The Company is included in the consolidated federal income tax return and combined Connecticut and New York state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes used in the consolidated returns.

     Income taxes for the years ended December 31, consist of:

                                                      1996      1995      1994
                                                      ----      ----      ----
                                                             (millions)
     Current taxes (benefits):
     Income Taxes:
       Federal                                       $ 50.9    $ 82.9    $ 78.7
       State                                            3.7       3.2       4.4
       Net realized capital gains (losses)             25.3      28.5     (33.2)
                                                     ------    ------    ------
                                                       79.9     114.6      49.9
                                                     ------    ------    ------
     Deferred taxes (benefits):
     Income Taxes:
       Federal                                         (3.5)    (14.4)     (8.0)
       Net realized capital gains (losses)            (18.6)    (12.9)     33.7
                                                     ------    ------    ------
                                                      (22.1)    (27.3)     25.7
                                                     ------    ------    ------
          Total                                      $ 57.8    $ 87.3    $ 75.6
                                                     ======    ======    ======


     Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:

                                                      1996      1995      1994
                                                      ----      ----      ----
                                                            (millions)

     Income before income taxes                      $198.9    $263.2    $220.9
     Tax rate                                            35%       35%       35%
                                                     ------    ------    ------
     Application of the tax rate                       69.6      92.1      77.3
                                                     ------    ------    ------
     Tax effect of:
          State income tax, net of federal benefit      2.4       2.1       2.9
          Excludable dividends                         (8.7)     (9.3)     (8.6)
          Other, net                                   (5.5)      2.4       4.0
                                                     ------    ------    ------
            Income taxes                             $ 57.8    $ 87.3    $ 75.6
                                                     ======    ======    ======

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                            1996          1995
                                                            ----          ----
                                                                (millions)
       Deferred tax assets:
            Insurance reserves                            $ 344.6       $ 290.4
            Unrealized gains allocable to
              experience rated contracts                    100.8         216.7
            Investment losses                                 7.5           7.3
            Postretirement benefits other
              than pensions                                  27.0           7.7
            Deferred compensation                            25.0          18.9
            Pension                                           7.6           5.7
            Other                                            29.3           9.2
                                                          -------       -------
       Total gross assets                                   541.8         555.9

       Deferred tax liabilities:
            Deferred policy acquisition costs               482.1         433.0
            Market discount                                   6.8           4.4
            Net unrealized capital gains                    133.7         288.2
            Other                                            (0.3)         (0.1)
                                                          -------       -------
       Total gross liabilities                              622.3         725.5
                                                          -------       -------
       Net deferred tax liability                         $  80.5       $ 169.6
                                                          =======       =======

     Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. Valuation allowances are provided when it is not considered more likely than not that deferred tax assets will be realized. As of December 31, 1996 and 1995, no valuation allowances were required for unrealized capital gains and losses.

     The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1996. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

9.   Benefit Plans

     Employee Pension Plans - The Company, in conjunction with Aetna, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120-month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to the amounts that are tax-deductible. As of December 31, 1996, Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $4.3 million, $6.1 million and $5.5 million for the years ended December 31, 1996, 1995 and 1994, respectively.

     Employee Postretirement Benefits - In addition to providing pension benefits, Aetna currently provides health care and life insurance benefits, subject to certain caps, for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1996, 1995 and 1994 were $1.8 million, $1.4 million and $1.0 million, respectively.

     As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings.

     Agent Pension Plans - The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

9.   Benefit Plans (Continued)

     Agent Postretirement Benefits - The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1996, 1995 and 1994 were $0.7 million, $0.8 million and $0.7 million, respectively.

     Incentive Savings Plan - Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $5.4 million, $4.9 million and $3.3 million in 1996, 1995 and 1994, respectively.

     Stock Plans - Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1996, 1995 and 1994, were $8.1 million, $6.3 million and $1.7 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings.

10.  Related Party Transactions

     The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from .10% to 1.90% of their average daily net assets. The Company also receives fees from the variable life and annuity mutual funds and The Aetna Series Fund for serving as investment adviser. Under the advisory agreements, the Funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from .25% to .85% of their average daily net assets. The Company also receives fees (expressed as a percentage of the average daily net assets) from the variable life and annuity mutual funds and The Aetna Series Fund for providing administration services, and from The Aetna Series Fund for providing shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and Funds, included in Charges Assessed Against Policyholders, amounted to $185.4 million, $128.1 million and $104.6 million in 1996, 1995 and 1994, respectively. The Company may waive advisory fees at its discretion.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     The Company acts as an investment adviser for its affiliated mutual funds. Since August 1996, Aeltus Investment Management, Inc. ("Aeltus"), a wholly owned subsidiary of HOLDCO and an affiliate of the Company, has been acting as Subadvisor of all affiliated mutual funds and of most of the General Account assets. Fees paid by the Company to Aeltus, included in both Charges Assessed Against Policyholders and Net Investment Income, on an annual basis, range from .06% to .55% of the average daily net assets under management. For the year ended December 31, 1996, the Company paid $16.0 million in such fees.

     The Company may, from time to time, make reimbursements to a Fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

     Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $108.0 million commission, paid by the Company to Aetna Life in 1988, was capitalized as deferred policy acquisition costs. An additional $6.1 million commission, paid by the Company to Aetna Life in 1996, was capitalized as deferred policy acquisition costs. The Company maintained insurance reserves of $628.3 million and $655.5 million as of December 31, 1996 and 1995, respectively, relating to the business assumed. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. The loan is being reduced in accordance with the decrease in the reserves. The fair value of this loan was $625.3 million and $663.5 million as of December 31, 1996 and 1995, respectively, and is based upon the fair value of the underlying assets. Premiums of $25.3 million, $28.0 million and $32.8 million and current and future benefits of $39.5 million, $43.0 million and $43.8 million were assumed in 1996, 1995 and 1994, respectively.

     Investment income of $44.1 million, $46.5 million and $51.5 million was generated from the reinsurance loan to affiliate in 1996, 1995 and 1994, respectively. Net income of approximately $8.1 million, $18.4 million and $25.1 million resulted from this agreement in 1996, 1995 and 1994, respectively.

     On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $28.9 million and $28.0 million were maintained for this contract as of December 31, 1996 and 1995, respectively.

     Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement were $5.2 million, $3.2 million and $1.3 million for 1996, 1995 and 1994, respectively.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     The Company received a capital contribution of $10.4 million in cash from HOLDCO in 1996. The Company received no capital contributions in 1995 or 1994.

     The Company paid $3.5 million in cash dividends to HOLDCO in 1996. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

     Premiums due and other receivables include $2.8 million and $5.7 million due from affiliates in 1996 and 1995, respectively. Other liabilities include $10.7 million and $12.4 million due to affiliates for 1996 and 1995, respectively.

     Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11.  Reinsurance

     The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

11.  Reinsurance (Continued)

     The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.

                                                Ceded to    Assumed
                                        Direct    Other    from Other      Net
                                        Amount  Companies   Companies     Amount
                                        ------  ---------   ---------     ------
                                                    (millions)
     1996
 Premiums:
   Life Insurance                      $  34.6   $  11.2     $  25.3     $  48.7
   Accident and Health Insurance           6.3       6.3        --          --
   Annuities                              84.3      --           0.6        84.9
                                       =======   =======     =======     =======
    Total earned premiums              $ 125.2   $  17.5     $  25.9     $ 133.6
                                       =======   =======     =======     =======
     1995
 Premiums:
   Life Insurance                      $  28.8   $   8.6     $  28.0     $  48.2
   Accident and Health Insurance           7.5       7.5        --          --
   Annuities                             164.0      --           0.5       164.5
                                       =======   =======     =======     =======
    Total earned premiums              $ 200.3   $  16.1     $  28.5     $ 212.7
                                       =======   =======     =======     =======
     1994
 Premiums:
   Life Insurance                      $  27.3   $   6.0     $  32.8     $  54.1
   Accident and Health Insurance           9.3       9.3        --          --
   Annuities                             137.3      --           0.2       137.5
                                       =======   =======     =======     =======
    Total earned premiums              $ 173.9   $  15.3     $  33.0     $ 191.6
                                       =======   =======     =======     =======

12.  Commitments and Contingent Liabilities

     Commitments

     Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1996, the Company had commitments to purchase investments of $17.9 million. The fair value of the investments at December 31, 1996 approximated $18.3 million.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

12.  Commitments and Contingent Liabilities (Continued)

     Litigation

     The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

13.  Segment Information (1)

     The Company's operations are reported through two major business segments:
     Financial Services and Individual Life Insurance.

     Summarized financial information for the Company's principal operations was as follows:

    (Millions)                                    1996        1995        1994
--------------------------------------------------------------------------------
Revenue:
    Financial Services                         $ 1,195.1   $ 1,211.3   $ 1,013.5
    Individual Life Insurance                      445.7       407.9       386.1
                                               ---------------------------------
      Total revenue                            $ 1,640.8   $ 1,619.2   $ 1,399.6
--------------------------------------------------------------------------------
Income before income taxes: (2)
    Financial Services                         $   129.9   $   160.1   $   122.5
    Individual Life Insurance                       83.0       103.1        98.4
                                               ---------------------------------
     Total income before income taxes          $   212.9   $   263.2   $   220.9
--------------------------------------------------------------------------------
Net income: (2)
    Financial Services                         $    94.3   $   113.8   $    85.5
    Individual Life Insurance                       55.9        62.1        59.8
                                               ---------------------------------
Net income                                     $   150.2   $   175.9   $   145.3
--------------------------------------------------------------------------------

Assets under management: (3)
    Financial Services                         $27,268.1   $22,534.4   $18,122.9
    Individual Life Insurance                    2,830.5     2,590.9     2,220.5
--------------------------------------------------------------------------------
       Total assets under management           $30,098.6   $25,125.3   $20,343.4
--------------------------------------------------------------------------------

(1) The 1996 results include severance and facilities charges of $30.7 million, after tax. Of this charge $21.5 million related to the Financial Services segment and $9.2 million related to the Individual Life Insurance segment.
(2) Excludes any effect of the corporate facilities and severance charge recorded in 1996 which is not directly allocable to the Financial Services and Individual Life Insurance segments. (Refer to Note 7).
(3) Excludes net unrealized capital gains (losses) of $366.4 million, $797.1 million and $(386.4) million at December 31, 1996, 1995 and 1994, respectively.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


                           UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               REPRESENTATIONS, PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

REGISTRANT MAKES THE FOLLOWING REPRESENTATION:

Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 7 TO
                             REGISTRATION STATEMENT

This Post-Effective Amendment No. 7 to Registration Statement No. 33-76018 is comprised of the following papers and documents:

[bullet] The facing sheet.

[bullet] One Prospectus for the AetnaVest Plus Variable Life Insurance Policy prospectus consisting of 86 pages

[bullet] The undertaking to file reports

[bullet] The undertaking pursuant to Rule 484

[bullet] Representations pursuant to Section 26(e)(2)(A) of the Investment
         Company Act of 1940

[bullet] The signatures

[bullet] Written consents of the following persons:

         A.  Actuarial Opinion and Consent

         B.  Consent of Independent Auditors

         C.  Consent of Counsel

      The following Exhibits:

        1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:
             (1)        Resolution establishing Variable Life Account B(1)
             (2)        Not applicable
             (3)(i)     Master General Agent Agreement(1)
             (3)(ii)    Life Insurance General Agent Agreement(1)
             (3)(iii)   Broker Agreement(1)
             (3)(iv)    Life Insurance Broker-Dealer Agreement(1)
             (4)        Not applicable
             (5)(i)     Form of AetnaVest Plus Policy (38899-93)
             (5)(ii) Disability Benefit Rider (70174-93) to AetnaVest Plus Policy (38899-93)
             (5)(iii) Unisex Amendment Rider (70211-95US) for use with Aetna Vest Plus Policy (38899-93)
             (6)(i)     Certificate of Incorporation and By-Laws of Aetna Life
                        Insurance and Annuity Company, Depositor(2)
             (6)(ii)    Amendment of Certificate of Incorporation of Aetna Life
                        Insurance and Annuity Company(3)
             (7)        Not applicable
             (8)(i) Fund Participation Agreement (Amended and Restated) between Aetna Life Insurance and Annuity Company,
                        Alger American Fund and Fred Alger Management, Inc. dated as of March 31, 1995(4)
             (8)(ii) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
                        and March 1, 1996(3)

             (8)(iii) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
                        and March 1, 1996(3)
             (8)(iv) Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company dated as of November 1, 1995(5)
             (8)(v) Fund Participation Agreement between Aetna Life Insurance and Annuity Company and Janus Aspen Series dated April 19, 1994 and amended March 1, 1996(4)
             (8)(vi) Fund Participation Agreement between Aetna Life Insurance and Annuity Company and Scudder Variable Life Investment Fund dated April 27, 1992, and amended February 19, 1993 and August 13, 1993(4)
             (8)(vii) Amendment dated as of February 20, 1996 to Fund Participation Agreement between Aetna Life Insurance and Annuity Company and Scudder Variable Life Investment Fund dated April 27, 1992 as amended February 19, 1993 and August 13, 1993(5)
             (8)(viii) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Investors Research Corporation and TCI Portfolios, Inc. dated July 29, 1992 and amended December 22, 1992 and June 1, 1994(4)
             (9)        Not applicable
             (10)       Form of Application for AetnaVest Plus Policy(6)

        2.       Opinion of Counsel(7)
        3.       Not applicable
        4.       Not applicable
        5.       See Item (27) below
        6.       Copy of Power of Attorney(8)

        (27) Financial Data Schedule

1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed electronically on February 16, 1996.
2. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed electronically on
    April 15, 1996.
3. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 11, 1997.
4. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed electronically on
    April 12, 1996.
5. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed electronically on
    June 28, 1996.
6. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No. 33-76018), as filed on April 25, 1994.

7. Incorporated by reference to Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996, as filed electronically on February 28, 1997.
8. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-2 (File No. 33-60477), as filed electronically on
    April 4, 1997. In addition, a certified copy of the resolution adopted by the Depositor's Board of Directors authorizing filings pursuant to a power of attorney as required by Rule 478 under the Securities Act of 1933 is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed electronically on April 12, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 7 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on the 22nd day of April, 1997.

                                             VARIABLE LIFE ACCOUNT B OF
                                             AETNA LIFE INSURANCE AND
                                             ANNUITY COMPANY
                                                  (Registrant)

(SEAL)

ATTEST: /s/Kirk P. Wickman
        -------------------
           Kirk P. Wickman
           Secretary

                                             By:   AETNA LIFE INSURANCE AND
                                                   ANNUITY COMPANY
                                                        (Depositor)

                                             By:   Daniel P. Kearney*
                                                   ---------------------------
                                                   Daniel P. Kearney
                                                   Principal Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement No. 33-76018 has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature                             Title                                          Date
---------                             -----                                          ----

Daniel P. Kearney*                    Director and President                         )
------------------------------------  (Principal Executive Officer)                  )
Daniel P. Kearney                                                                    )

                                                                                     )
Christopher J. Burns*                 Director                                       )   April
------------------------------------
Christopher J. Burns                                                                 )   22, 1997
                                                                                     )


Laura R. Estes*                       Director                                       )
------------------------------------
Laura R. Estes                                                                       )
                                                                                     )
J. Scott Fox*                         Director                                       )
------------------------------------
J. Scott Fox                                                                         )
                                                                                     )
Timothy A. Holt*                      Director                                       )
------------------------------------
Timothy A. Holt                                                                      )
                                                                                     )
Gail P. Johnson*                       Director                                      )
------------------------------------
Gail P. Johnson                                                                      )
                                                                                     )
John Y. Kim*                           Director                                      )
------------------------------------
John Y. Kim                                                                          )
                                                                                     )
Shaun P. Mathews*                      Director                                      )
------------------------------------
Shaun P. Mathews                                                                     )
                                                                                     )
Glen Salow*                            Director                                      )
------------------------------------
Glen Salow                                                                           )
                                                                                     )
Creed R. Terry*                        Director                                      )
------------------------------------
Creed R. Terry                                                                       )
                                                                                     )
Deborah Koltenuk*                     Vice President and Treasurer,                  )
------------------------------------  Corporate Controller                           )
Deborah Koltenuk

By:   /s/Julie E. Rockmore
      ------------------------------------
      *Julie E. Rockmore
      Attorney-in-Fact

                             VARIABLE LIFE ACCOUNT B
                                  EXHIBIT INDEX


Exhibit No.   Exhibit                                                   Page
-----------   -------                                                   ----

99-1.1        Resolution establishing Variable Life Account B            *

99-1.3(i)     Master General Agent Agreement                             *

99-1.3(ii)    Life Insurance General Agent Agreement                     *

99-1.3(iii)   Broker Agreement                                           *

99-1.3(iv)    Life Insurance Broker-Dealer Agreement                     *

99-1.5(i)     Form of AetnaVest Plus Policy (38899-93)
                                                                      --------

99-1.5(ii)    Disability Benefit Rider (70174-93) to AetnaVest
              Plus Policy (38899-93)
                                                                      --------

99-1.5(iii)   Unisex Amendment Rider (70211-95US) for use with
              AetnaVest Plus Policy (38899-93)
                                                                      --------

99-1.6(i)     Certificate of Incorporation and By-Laws of                *
              Aetna Life Insurance and Annuity Company, Depositor

99-1.6(ii)    Amendment of Certificate of Incorporation of Aetna         *
              Life Insurance and Annuity Company


99-1.8(i)     Fund Participation Agreement (Amended and Restated)        *
              between Aetna Life Insurance and Annuity Company,
              Alger American Fund and Fred Alger Management, Inc.
              dated as of March 31, 1995

99-1.8(ii)    Fund Participation Agreement between Aetna Life            *
              Insurance and Annuity Company, Variable Insurance
              Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
              1994, February 1, 1995, May 1, 1995, January 1, 1996
              and March 1, 1996

*Incorporated by reference

Exhibit No.   Exhibit                                                   Page
-----------   -------                                                   ----

99-1.8(iii)   Fund Participation Agreement between Aetna                   *
              Life Insurance and Annuity Company, Variable
              Insurance Products Fund II and Fidelity
              Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1,
              1995, May 1, 1995, January 1, 1996 and
              March 1, 1996

99-1.8(iv)    Service Agreement between Aetna Life Insurance               *
              and Annuity Company and Fidelity Investments
              Institutional Operations Company dated as of November 1, 1995

99-1.8(v)     Fund Participation Agreement between Aetna Life              *
              Insurance and Annuity Company and Janus Aspen
              Series dated April 19, 1994 and amended
              March 1, 1996

99-1.8(vi)    Fund Participation Agreement between Aetna Life              *
              Insurance and Annuity Company and Scudder
              Variable Life Investment Fund dated April 27, 1992
              and amended February 19, 1993 and August 13, 1993

99-1.8(vii)   Amendment dated as of February 20, 1996 to Fund              *
              Participation Agreement between Aetna Life Insurance and Annuity Company and Scudder Variable Life
              Investment Fund dated April 27, 1992 as amended
              February 19, 1993 and August 13, 1993

99-1.8(viii)  Fund Participation Agreement between Aetna Life              *
              Insurance and Annuity Company, Investors Research
              Corporation and TCI Portfolios, Inc. dated
              July 29, 1992 and amended December 22, 1992
              and June 1, 1994

99-1.10       Form of Application for AetnaVest Plus Policy                *

99-2          Opinion of Counsel                                           *

99-6          Copy of Power of Attorney                                    *

27            Financial Data Schedule
                                                                      --------

*Incorporated by reference